SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                             KOMAG, INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                             KOMAG, INCORPORATED
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction

--------------------------------------------------------------------------------

         (5)      Total fee paid:

--------------------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             (1)   Amount Previously Paid:

             -------------------------------------------------------------------

             (2)   Form, Schedule or Registration Statement No.:

             -------------------------------------------------------------------

             (3)   Filing Party:

             -------------------------------------------------------------------

             (4)   Date Filed:

             -------------------------------------------------------------------

                               KOMAG, INCORPORATED
                             1704 Automation Parkway
                           San Jose, California 95131

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 25, 1999


         The annual meeting of stockholders (the "Annual Meeting" of Komag, Incorporated (the "Company")) will be held at Komag, Incorporated, Building 9, 1705 Automation Parkway, San Jose, California, 95131 on Tuesday, May 25, 1999, at 10:00 a.m. for the following purposes:

         1.       To elect the Board of Directors for the following year.

         2. To approve an amendment to the Company's 1988 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 2,550,000 shares.

         3. To consider and vote upon a proposal to approve the sale and issuance by the Company from time to time of up to $250 million of Common Stock or securities convertible into Common Stock in private transactions through October 1, 2000 at a price below book value but at or above the then current market price of the Common Stock.

         4. To amend the Company's Restated 1987 Stock Option Plan to increase the number of stock options to be granted to re-elected non-employee Board members under the Automatic Option Grant Program from 7,500 to 12,000 shares annually.

         5. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending January 2, 2000.

         6. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Stockholders of record at the close of business on March 29, 1999 will be entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy will assist us in preparing for the Annual Meeting.

         All stockholders are cordially invited to attend the Annual Meeting. A map to Komag's location is included at the end of the Proxy Statement for reference.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Stephen C. Johnson,
                                          President and Chief Executive Officer

                                          Tu Chen,
                                          Chairman of the Board
San Jose, California
April 16, 1999


 IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO
            VOTE PROMPTLY ON THE ENCLOSED PROXY.

                                TABLE OF CONTENTS


General ...................................................................    1

Principal Stockholders ....................................................    2

Stock Ownership Table .....................................................    3

Item No. 1 - Election of Directors ........................................    4

Nominees ..................................................................    5

Committees and Meetings of the Board of Directors .........................    6

Director Remuneration .....................................................    7

Item No. 2 - Approval of Amendment to the 1998 Employee Stock Purchase Plan    8

Item No. 3 - Financing ....................................................   13

Item No. 4 - Approval of Amendment to the Restated 1987 Stock Option Plan .   15

Item No. 5 - Ratification of Independent Auditors .........................   22

Executive Compensation and Related Information ............................   22

Stock Performance Graph ...................................................   26

Summary Compensation Table ................................................   27

Options Grant Table .......................................................   29

Option Exercises and Year-End Value Table .................................   31

Option Regrant Program ....................................................   32

Compliance with Section 16(a) Beneficial Ownership Reporting ..............   34

Other Business ............................................................   34

Stockholder Proposals .....................................................   35

Appendices ................................................................  A-1


A copy of the Annual Report to Stockholders of Komag, Incorporated, which includes financial statements, is being mailed with this Proxy Statement. You may receive an additional copy of the Annual Report to Stockholders at no charge upon request directed to:

                               Komag, Incorporated
                            Attn: Investor Relations
                             1704 Automation Parkway
                           San Jose, California 95131

  Financial Information may also be accessed on our Web site at: www.komag.com

                               KOMAG, INCORPORATED
                             1704 Automation Parkway
                           San Jose, California 95131


                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 25, 1999



                                     GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of Komag, Incorporated, a Delaware corporation (the "Company"), for use at the Annual Meeting to be held on May 25, 1999. The Annual Meeting will begin at 10:00 a.m. at Komag, Incorporated, Building 9, 1705 Automation Parkway, San Jose, CA 95131. Stockholders of record on March 29, 1999 will be entitled to notice of and to vote at the Annual Meeting.

         This Proxy Statement and accompanying proxy (the "Proxy") were first mailed to stockholders on or about May 3, 1999.


Voting

         Your vote is important. Because many stockholders cannot attend the meeting, it is necessary that a large number be represented by proxy. As described in more detail below, if you are a stockholder of record you may vote four ways: (1) by attending the meeting, (2) by using the toll-free number listed on the proxy card, (3) by voting on the Internet at the address listed on the proxy card, or (4) by marking, signing, dating, and mailing your proxy in the envelope provided.

         On March 29, 1999, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 53,920,660 shares of Common Stock outstanding. Each stockholder is entitled to one (1) vote for each share of Common Stock held by such stockholder. Directors will be elected by a plurality vote. Other matters submitted for stockholder approval at this Annual Meeting will be decided by the affirmative vote of a majority of the shares present or represented and entitled to vote on each such matter. Abstentions with respect to any matter other than the election of directors are treated as shares present or represented and have the same effect as negative votes. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained. Each stockholder voting for the election of directors may cumulate such stockholder's vote. Under cumulative voting, a stockholder is allowed one (1) vote per share multiplied by the number of directors to be elected (nine (9) at this meeting) and may cast such cumulative total for one (1) nominee or may distribute such number among as many nominees as such stockholder chooses.


Revocability of Proxies

         Any person giving a proxy has the power to revoke it at any time before its exercise. A proxy may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 1704 Automation Parkway, San Jose, California, 95131, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

Solicitation

         The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional soliciting materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward these solicitation materials to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.


Principal Stockholders

         The following table sets forth certain information known to the Company regarding the ownership of the Company's Common Stock per Schedule 13G filings prior to March 29, 1999 for all persons who are known to be beneficial owners of five percent or more of the Company's Common Stock.

   Name and Address of                                                                                   Percent
   Beneficial Owner                           Amount and Nature of Beneficial Ownership                  of Class
   ----------------                           -----------------------------------------                  --------
Franklin Resources, Inc.                    5,135,385                                                      9.5%

777 Mariners Island Boulevard               (sole  voting  power  and  dispositive  power  as  to
                                            4,557,900  shares by Franklin  Advisers,  Inc.;  sole
San Mateo, CA  94404                        voting power as to 90,000 shares and sole dispositive
                                            power  as to  485,000  shares  by  Franklin  Advisory
                                            Services,  Inc.; sole dispositive  power as to 92,485
                                            shares by Franklin  Management,  Inc. per February 2,
                                            1999 Schedule 13G filing)



First  Pacific Advisors, Inc.               2,780,000                                                      5.2%

11400 W. Olympic Blvd., #1200               (sole  voting  power  as  to  837,600  shares;   sole
                                            dispositive   power  as  to   2,780,000   shares  per
Los Angeles, CA 90064                       February 12, 1999 Schedule 13G filing).


Stock Ownership Table


         The table below indicates the number of shares of the Corporation's common stock beneficially owned as of March 29, 1999 by directors, the nominees recommended by the Nominating Committee and nominated by the Board of Directors for election as directors, by each of the current executive officers listed in the Summary Compensation Table below, and by all current directors and executive officers as a group. Except as otherwise noted, each person has sole investment and voting powers with respect to the shares shown as beneficially owned. Ownership information is based upon information furnished by the respective individuals.


                DIRECTORS, NOMINEES AND NAMED EXECUTIVE OFFICERS


                                                    Shares Beneficially Owned(9)
                                                    ----------------------------
         Name                                             Number      Percentage
         ----                                             ------      ----------

Tu Chen .............................................     493,424         *

Stephen C. Johnson (1) ..............................     298,214         *

Craig R. Barrett (2)(3) .............................      95,500         *

Chris A. Eyre (2) ...................................      54,500         *

Irwin Federman (4) ..................................     115,371         *

George A. Neil (5) ..................................      40,500         *

Max Palevsky (2) ....................................     119,627         *

[Director Nominee] ..................................        --

Anthony Sun (2) .....................................     127,310         *

Masayoshi Takebayashi (6)(7) ........................      47,750         *

Thian H. Tan ........................................      35,442         *

Christopher H. Bajorek ..............................      33,392         *

Ray Martin ..........................................        --


Current executive officers and directors as
a group (21 persons) (8) ............................   1,586,870         2.9%


*   Less than 1%

(1) Includes 88,150 shares subject to options which are currently exercisable or which will become exercisable within sixty (60) days after March 29, 1999.
(2) Includes 53,500 shares subject to options which are currently exercisable or which will become exercisable within sixty (60) days after March 29, 1999.
(3) Mr. Barrett is a current director and intends to retire from the board by May 25, 1999.
(4) Includes 24,500 shares subject to options which are currently exercisable or which will become exercisable within sixty (60) days after March 29, 1999.
(5) Includes 39,500 shares subject to options which are currently exercisable or which will become exercisable within sixty (60) days after March 29, 1999.
(6) Includes 27,750 shares subject to options which are currently exercisable or which will become exercisable within sixty (60) days after March 29, 1999.
(7) Excludes shares held by Kobe Steel, Ltd. and Kobe Steel USA Holdings Incorporated. Mr. Takebayashi is an Executive Officer of Kobe Precision, Incorporated, a wholly-owned subsidiary of Kobe Steel, Ltd., and on such basis may be deemed, under the 1934 Act, the beneficial owner of the 2,000,002 shares beneficially owned by such corporations with shared voting and investment power with respect thereto. Mr. Takebayashi disclaims beneficial ownership of these shares.
(8) Includes 423,336 shares subject to options which are currently exercisable or which will become exercisable within sixty (60) days after March 29, 1999.
(9) Some of the individuals may share voting power with regard to the shares listed herein with their spouses.




                                  ITEM NO. 1 --
                              ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the Board of Directors shall be comprised of between eight (8) and twelve (12) directors, with the exact number to be fixed by the Board. During the 1998 fiscal year the Board consisted of nine (9) members. The Board has set the number of directors as nine (9) for the coming year. At the Annual Meeting, nine (9) directors will be elected to serve until the Company's next Annual Meeting and until their successors are elected and qualified. The Board of Directors has selected nine (9) nominees, eight of whom are current directors of the Company and one new nominee.

          Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below. The nine (9) candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company.


Recommendation of the Board of Directors

         The Board of Directors recommends that the stockholders vote FOR the election of each of the following nominees to serve as directors of the Company for the ensuing year until the next Annual Meeting at which time their successors are elected and qualified.

Director Nominees

         Set forth below is information regarding the director nominees, including information furnished by them as to principal occupations, business experience, certain other directorships held by them, any arrangements pursuant to which they were selected as directors or nominees.

                                                                                                          Year
                                                                                                      First Elected
       Nominees                                                                               Age        Director
       --------                                                                               ---        --------
Tu Chen.............................      Chairman of the Board of the Company                 64         1983

Stephen C. Johnson..................      President and Chief Executive Officer of the         56         1983
                                             Company

Chris A. Eyre.......................      Private Investor                                     52         1983


Irwin Federman......................      General Partner, U.S. Venture Partners               63         1983


George A. Neil......................      Consultant to Asahi Glass America, Incorporated      61         1994


Max Palevsky........................      Private Investor                                     74         1984

[Director Nominee]..................                                                                       --

Anthony Sun.........................      General Partner, Venrock Associates                  46         1983


Masayoshi Takebayashi ..............      President, Chief Executive Officer,                  64         1992
                                             Kobe Precision, Incorporated


         Dr. Chen is a founder of the Company and has served as Chairman of the Board of the Company from its inception in June 1983. From 1971 to June 1983, he was a Member, Research Staff and principal scientist at Xerox Corporation's Palo Alto Research Center. From 1968 to 1971, Dr. Chen was employed as a research scientist for Northrop Corp. Dr. Chen is a director of Asahi Komag Co. Ltd, Headway Technologies, Incorporated.

         Mr. Johnson is a founder of the Company and has served as President, Chief Executive Officer and a director of the Company since September 1983. From 1977 to 1983, Mr. Johnson was an officer of Boschert Incorporated, a manufacturer of switching power supplies, initially as Vice President, Marketing and subsequently as President and Chief Executive Officer. Mr. Johnson is a director of Asahi Komag Co. Ltd., Dastek Holding Company, Dastek (M) Sdn. Bhd., Komag Distribution Company, Komag Asia-Pacific, Incorporated, Komag Technology
(N) B.V., Komag Netherlands Antiles N.V., Exabyte Corporation, and Uniphase Corporation.

         Mr. Eyre has served as a director of the Company since September 1983. Mr. Eyre is a private investor and from 1980 to 1987 served as a general partner of Merrill, Pickard, Anderson & Eyre, a general partnership which manages a series of venture capital partnerships.

         Mr. Federman has served as a director of the Company since September 1983. In April 1990, Mr. Federman joined U.S. Venture Partners, a general partnership which manages a series of venture capital partnerships, as a general partner. From February 1988 to March 1990, Mr. Federman served as Managing
Director of Dillon, Read & Co. Incorporated, an investment banking and securities firm. From 1979 until August 1987, Mr. Federman was President and Chief Executive Officer of Monolithic Memories, Incorporated. Mr. Federman was elected Vice Chairman of the Board of Directors of Advanced Micro Devices, Incorporated ("AMD") when

Monolithic Memories merged with AMD, and served in that capacity until January 1988. He is also a director of Western Digital Corporation, SanDisk Corporation, Checkpoint Software Technologies, Ltd., Neomagic, Incorporated, and MMC Networks, Inc.

         Mr. Neil has served as Consultant to Asahi Glass America, Incorporated since January 1997. From 1990 through 1996, Mr. Neil served as Senior Vice President of Asahi Glass America, Incorporated. From March 1989 to January 1990, Mr. Neil held several executive positions at various ceramic companies. From August 1986 to July 1990, Mr. Neil was a consultant and President for Thunderbird Technologies, a company specializing in high-speed, low power integrated circuits. From October 1961 to May 1986, Mr. Neil served in various management positions with Corning, Incorporated, including Executive Vice President of Iwaki Glass and President of Corning Japan. Mr. Neil was selected as a nominee pursuant to the terms of a Common Stock Purchase Agreement between the Company and Asahi Glass Co. Ltd.

         Mr. Palevsky has served as a director of the Company since November 1984. He was a member of the Governing Board of the Institute for Advanced Study, Princeton, New Jersey. Mr. Palevsky retired as a director and Chairman of the Executive Committee of Xerox Corporation in 1972. He is a director emeritus of Intel Corporation.

         [Director Nominee]

         Mr. Sun has served as a director of the Company since September 1983. Since 1979, he has been associated with Venrock Associates, a venture capital partnership, and has been a general partner since 1980. Mr. Sun is a director of 3Dfx Interactive Corporation, Cognex Corporation, Phoenix Technologies Ltd., Worldtalk Communications Corporation, and several privately held companies.

         Mr. Takebayashi has served as a director of the Company since May 1992. Since September 1964, he has served in various positions with Kobe Steel, Ltd. and its subsidiaries, most recently as President, Chief Executive Officer of Kobe Precision, Incorporated, a wholly-owned subsidiary of Kobe Steel, Ltd., since January 1988. From January 1986 to December 1988, he was the General Manager, International Marketing and Sales Overseas Department of the Aluminum & Copper Division of Kobe Steel, Ltd. He is a member of the board of directors for Kobe Precision Technology Malaysia, Sdn. Bhd., and a member of the Board of Directors of Komag Material Technology, Incorporated. Mr. Takebayashi was selected as a nominee pursuant to the terms of a Common Stock Purchase Agreement between the Company and Kobe Steel USA Holdings Incorporated.


Committees and Meetings of the Board of Directors

         During the fiscal year ended January 3, 1999, the Board of Directors held seven (7) meetings. During this period, each of the directors, except Messrs. Palevsky, Sun and Federman attended or participated in at least seventy-five percent (75%) of the aggregate number of Board of Directors meetings and committee meetings of the Board on which he served. Mr. Palevsky attended two (2) Board of Directors meetings and four (4) of the six (6) meetings of committees on which he serves; Mr. Sun attended four (4) Board of Directors meetings and three (3) of the four (4) meetings of committees on which he serves; Mr. Federman attended five (5) Board of Directors Meetings and four
(4) of the six (6) meetings of committees on which he serves.

         The Company has five standing committees: an Audit Committee, a Compensation Committee, a Primary Stock Option Plan Committee, a Nominating Committee, and a Special Stock Option Plan Administration Committee.

         The Audit Committee is primarily responsible for approving the services performed by the Company's independent auditors and reviewing reports of the Company's auditors regarding the Company's accounting practices and systems of internal accounting controls. The Audit Committee formally met four (4) times during the last fiscal year. This Committee currently consists of Messrs. Eyre, Neil and Sun.

         The Compensation Committee reviews and approves the Company's general compensation policies and sets compensation levels for the Company's executive officers. This Committee currently consists of Dr. Barrett and Messrs. Federman, Palevsky and Takebayashi. During fiscal 1998, the Compensation Committee formally met two (2) times.

         The Primary Stock Option Plan Committee administers the discretionary option grant program of the Company's Restated 1987 Stock Option Plan and the Company's 1997 Supplemental Stock Option Plan (the "Option Plans") with respect to the Company officers who are subject to the short-swing profit restrictions of the federal securities laws. The Committee also administers the Company's Employee Stock Purchase Plan. This Committee currently consists of Dr. Barrett and Messrs. Federman and Palevsky. The Primary Stock Option Plan Committee met three (3) times during the last fiscal year.

         The Nominating Committee is responsible for recommending nominees for members of the Company's Board of Directors. This Committee currently consists of Dr. Chen, and Messrs. Eyre, Johnson, Neil and Takebayashi, with Dr. Chen serving as Chairman. This Committee met on March 18, 1998. The Nominating Committee has not instituted proceedings to consider nominees recommended by security holders, but may do so in the future.

         The Special Stock Option Plan Administration Committee (the "Secondary Committee") has separate but concurrent jurisdiction with the Primary Stock
Option Plan Committee to administer the discretionary option grant program of the Option Plans with respect to non-officer employees. The option grants made by the Secondary Committee will comply with certain guidelines established by the Primary Stock Option Plan Committee. The Secondary Committee currently consists of Dr. Chen and Mr. Johnson and performs its duties on an ongoing basis.


Director Remuneration

         Non-employee Board members receive $4,500 per fiscal quarter and a $1,000 meeting fee for each Board of Directors meeting or Board Committee meeting attended, including telephonic meetings. Non-employee Board members are also eligible to receive periodic option grants under the Automatic Option Grant Program in effect for them under the Option Plans. Each individual who first becomes a non-employee Board member, whether through election by the stockholders or appointment by the Board, will receive, at the time of such initial election or appointment, a stock option grant to purchase 30,000 shares of Common Stock. On the date of each Annual Stockholders Meeting, each individual who is re-elected as a non-employee Board member will receive an option to purchase 12,000 shares of Common Stock assuming stockholder approval of Item number 4, provided such individual has served on the Board for at least six months. Each option grant will have an exercise price equal to the fair market value of the option shares on the grant date and will have a maximum term of ten years, subject to earlier termination upon the optionee's cessation of Board service.

         Each non-employee director re-elected at the 1998 Annual Meeting (Messrs. Barrett, Eyre, Federman, Neil, Palevsky, Sun and Takebayashi) received at that time an option to purchase 7,500 shares with an exercise price of $10.625 per share. Each option will become exercisable for all the option shares upon the optionee's completion of one year of non-employee director service measured from the grant date. However, the option will become immediately exercisable for all of the option shares upon an acquisition of the Company by merger, consolidation or asset sale or upon certain other changes in control or ownership of the Company. Upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding Common Stock, each of these options will automatically be canceled, and each optionee will in return receive a cash distribution from the Company in an amount per canceled option share equal to the excess of (i) the highest reported price per share of Common Stock paid in the tender offer over (ii) the option exercise price payable per share.

                       ITEM NO. 2 -- APPROVAL OF AMENDMENT
                      TO 1988 EMPLOYEE STOCK PURCHASE PLAN

Introduction


         The stockholders are being asked to vote on a proposal to approve an amendment to the Company's 1988 Employee Stock Purchase Plan (the "Purchase Plan") which will increase the number of shares available for issuance by 2,550,000 shares of Common Stock. The Board of Directors believes that the share increase is necessary to assure that eligible employees of the Company and its participating affiliates will continue to have the opportunity to acquire an equity interest in the Company and thereby further align their interests with those of the stockholders.


         The Purchase Plan was adopted by the Board of Directors on January 21, 1988, and was approved by the stockholders on June 7, 1988. On February 4, 1999, the Board of Directors adopted the amendment to the Purchase Plan to increase the number of shares available for issuance by 2,550,000 which is the subject of this Item No. 2.


         The terms and provisions of the Purchase Plan, as amended, are summarized below. This summary, however, does not purport to be a complete description of the Purchase Plan. A copy of the Plan is attached hereto as Exhibit A.


Administration


         The Purchase Plan is administered by the Primary Stock Option Plan Committee, which consists of at least two non-employee Board members appointed by the Board. Such Committee, as Plan Administrator, has full authority to adopt administrative rules and procedures and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in the administration of the Purchase Plan are paid by the Company without charge to participants.

Securities Subject to the Purchase Plan

         The maximum number of shares of Common Stock that may be sold to participants over the term of the Purchase Plan may not exceed 7,400,000 shares, assuming stockholder approval of this Item No. 2. The shares of Common Stock issuable under the Purchase Plan may be either shares newly issued by the Company or shares reacquired by the Company, including shares purchased on the open market.

         In the event any change is made to the Company's outstanding Common Stock (whether by reason of any recapitalization, stock dividend, stock split, combination of shares, or other similar change in the corporate structure effected without the Company's receipt of consideration), appropriate adjustments will be made to (i) the class and maximum number of securities purchasable under the Purchase Plan, (ii) the class and maximum number of securities purchasable per participant on any one purchase date, and (iii) the class and number of securities purchasable and the price per share payable under each outstanding purchase right. Such adjustments will prevent any dilution or enlargement of participant rights under the Purchase Plan.

Eligibility and Participation


         Any individual who is employed on a basis under which he or she is expected to work more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of the Company or any participating parent or subsidiary corporation (including any corporation which subsequently becomes such at any time during the term of the Purchase Plan) is eligible to participate in the Purchase Plan upon commencement of employment. Currently, Komag Material Technology, Incorporated, Komag Asia-Pacific, Incorporated, and Komag U.S.A. (Malaysia) Sdn. are participating corporate affiliates.


         As of March 29, 1999, 4,115,073 shares of Common Stock had been issued under the Purchase Plan, and 3,284,927 shares were available for future issuance (assuming stockholder approval of this Item No. 2). As of March 29, 1999, approximately 3,993 employees (including 13 current executive officers) were eligible to participate in the Purchase Plan.


Purchase Periods


         The Purchase Plan was amended in 1998 from a series of overlapping quarterly or semi-annual purchase periods over a duration not to exceed twenty-four (24) months, to a series of successive quarterly or semi-annual purchase periods not to exceed six (6) months per purchase period, as determined by the Plan Administrator prior to the commencement date of the purchase period. Purchase periods may begin, at the Plan Administrator's discretion, on the first day or the first Monday of each fiscal quarter or each alternate fiscal quarter. Accordingly, up to four (4) separate purchase periods may commence in each fiscal year during which the Purchase Plan remains in existence.


         Participants are granted a separate purchase right for each purchase period in which they participate. The purchase right is granted on the first day of the purchase period and is automatically exercised on the last date of each successive three (3)-month or six (6)-month period within that purchase period ("Purchase Date"). No employee may participate in more than one purchase period at a time.


Purchase Price


         The purchase price of the Common Stock acquired on each Purchase Date is equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on the date on which such purchase right is granted or
(ii) the fair market value on such Purchase Date. The fair market value of Common Stock on any relevant date will be the closing price per share on such date as reported on the Nasdaq National Market. The fair market value per share determined on such basis was $5.3125 on March 29, 1999.

Purchase Rights and Stock Purchases


         Each participant may authorize periodic payroll deductions of up to ten percent (10%) of his or her base pay during the relevant purchase period for the purchase of Common Stock under the Purchase Plan. On each Purchase Date, the accumulated payroll deductions of each participant is automatically applied to the purchase of whole shares of Common Stock at the purchase price in effect for that Purchase Date. The maximum number of shares purchasable by the participant on any Purchase Date may not exceed 3,000 shares in the case of quarterly Purchase Dates or 6,000 shares in the case of semi-annual Purchase Dates. In addition, no executive officer of the Company may purchase more than 50,000 shares in the aggregate over the term of the Purchase Plan.

Termination of Purchase Rights


         The purchase right of a participant terminates upon (i) such individual's termination of employment or (ii) his or her voluntary withdrawal from the Purchase Plan. Any payroll deductions that the participant may have made with respect to the terminated purchase right is refunded. However, should the participant's employment terminate by reason of death or permanent disability, then that participant (or the legal representative of his or her estate) may, in lieu of such refund, elect to have the accumulated payroll deductions applied to the purchase of Common Stock on the next Purchase Date.

Stockholder Rights

         No participant has any stockholder rights with respect to the shares covered by his or her purchase right until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Assignability

         No purchase rights are assignable or transferable by the participant except by will or by laws of inheritance. An outstanding purchase right may, during the participant's lifetime, be exercisable only by that participant.

Merger or Liquidation of Company

         In the event the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger or reorganization in which the Company will not be the surviving corporation or in the event the Company is liquidated, then all outstanding purchase rights will, in connection with the consummation of such transaction, be exercised immediately prior to such transaction by applying all payroll deductions previously collected from participants during the purchase period to the purchase of whole shares of Common Stock at a price per share equal to eighty-five percent of the lower of (i) the fair market value per share of Common Stock on the start date of the purchase period in which that transaction occurs or (ii) the fair market value per share at the time of purchase.

Amendment and Termination

         The Purchase Plan will terminate upon the earlier of (i) December 31, 2001 or (ii) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights. However, the Board may at any time alter, suspend or discontinue the Purchase Plan. However, the Board may not, without stockholder approval, (i) increase the number of shares issuable under the Purchase Plan, except in connection with certain changes in the Company's capital structure, (ii) alter the purchase price formula so as to reduce the purchase price or (iii) modify the eligibility requirements for participation in the Purchase Plan.

Stock Purchases

         The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated groups, the number of shares of Common Stock purchased under the Purchase Plan between December 29, 1997 and March 29, 1999, together with the weighted average purchase price paid per share.


                                             PURCHASE PLAN TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------
                                                                        Number of           Weighted Average
Name                                                                 Purchased Shares         Purchase Price
----                                                                 ----------------         --------------
Stephen C. Johnson                                                        1,818                     $4.675

Tu Chen                                                                   1,818                     $4.675

Christopher H. Bajorek                                                    1,818                     $4.675

Thian H. Tan                                                              1,818                     $4.675

Ray L. Martin                                                               --                        --

Willard L. Kauffman                                                       1,818                     $4.675

Sonny S. J. Wey                                                           1,818                     $4.675


All executive officers as a group (15 persons)                           20,407                     $4.666

All employees, including current officers who are not                   904,769                     $4.627
executive officers, as a group (2,672 persons)
----------------------------------------------------------------------------------------------------------------------


Federal Tax Consequences

         The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

         If the participant sells or otherwise disposes of the purchased shares within two (2) years after the start date of the offering period in which such shares were acquired or within one (1) year after the date on which those shares were actually purchased, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess.

         If the participant sells or disposes of the purchased shares more than two (2) years after his or her entry date into the offering period in which the shares were acquired and more than one year after the purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the fair market value of the shares on the participant's entry date into that offering period. Any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

         If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on his or her entry date into the offering period in which those shares were acquired will constitute ordinary income in the year of death.

Accounting Treatment

         Under current accounting rules, the issuance of Common Stock under the Purchase Plan will not result in a compensation expense chargeable against the Company's reported earnings provided that prior to the beginning of each offering period the Company has an authorized share reserve equal to or greater than the number of shares issued during the offering period. However, the Company must disclose, in notes to the Company's financial statements, the pro forma impact which the purchase rights granted under the Purchase Plan would have upon the Company's reported earnings were the value of those purchase rights treated as compensation expense.

Recommendation of the Board of Directors

         The Company is seeking the affirmative vote of a majority of the issued and outstanding shares present or represented and entitled to vote at the 1999 Annual Meeting for approval of the amendment to the Purchase Plan. The Board of Directors believes that the amendment to the Purchase Plan is necessary in order to continue to provide equity incentives to attract and retain the services of high quality employees. For this reason, the Board of Directors recommends that the stockholders vote FOR this proposal. If the stockholders do not approve the proposal, then no purchase rights will be granted under the Purchase Plan beyond the currently authorized 4,850,000 shares.

                                  ITEM NO. 3 --
                                    FINANCING


         The Company is seeking to renew authorization from stockholders to sell and issue up to $250 million of Common Stock in equity or equity-linked private transactions from time to time until October 1, 2000 at a price below book value but at or above the then current market value as defined by the National Association of Securities Dealers, Inc. (the "NASD") of the Common Stock (the "Financing Proposal").


Background

         The Company expects to enter into a Restructuring Agreement to restructure its credit facilities. Under the proposed terms of the restructured credit facilities the Company would be required to repay $15.0 million of principal during 1999 and another $15.0 million of principal during the first nine months of 2000. Additional principal payments would be due from portions of new capital raised, asset sales, and internal cash flow beyond agreed levels. The amended loans would remain unsecured and would be due and payable in full on October 7, 2000. The Company would have no additional credit available under the loan restructure agreement. The Company believes that it will require new funding prior to the October 2000 maturity of its existing bank debt to facilitate full repayment of these loans. If the Company is unable to obtain adequate new funding, the Company will be required to further restructure its bank credit facilities, and may be required to further reduce its operations and capital spending which could have a material adverse effect on the Company's results of operations.

         In July 1998, the Company solicited and received authorization from stockholders to engage in transactions identical to those that would be authorized by the Financing Proposal in amounts of up to $350 million. The authority granted by the July 1998 stockholder resolution was limited to one year. However, because of unfavorable market conditions and other factors, management elected not to engage in any transactions authorized by the July 1998 stockholder resolution and such authority will expire in late July. Accordingly, the Company seeks to renew the authority granted by the July 1998 stockholder resolution for an additional period of time but with the maximum transaction amount reduced to $250 million.


Reasons For the Financing Proposal

         Under the Delaware General Corporation Law and the Company's Certificate of Incorporation and Bylaws, no action or authorization by the Company's stockholders is necessary for the Financing Proposal. However, because the Common Stock is quoted on The Nasdaq Stock Market, the Company is subject to the rules of the NASD. NASD Rule 4460(i) generally requires stockholder approval for the issuance by a company of shares of its common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the voting power of all shares of the company if such shares are sold in a transaction other than a public offering at a price (or with a conversion price of) less than the greater of book value or market value of such company's common stock. Approval of the Financing Proposal would not limit the Company from taking any action for which stockholder approval is not otherwise required.

         If the Financing Proposal is approved at the Annual Meeting and if the Company issues securities in a transaction subject to approval under Rule 4460(i), then the Company will mail to stockholders certain information about the transaction prior to issuing the securities.

         The market price of the Common Stock has been highly volatile in recent periods. If the Financing Proposal is approved at the Annual Meeting, the Company will be authorized to issue up to $250 million of Common Stock in equity or equity-linked private transactions from time to time until October 1, 2000 at a price below book value but at or above the then current market value of the Common Stock. At March 29, 1999, the closing price of the Common Stock on The Nasdaq Stock Market was $5.3125 and the book value per share of the Common Stock on January 3, 1999 was $6.01.

         If stockholders approve the Financing Proposal at the Annual Meeting, no further authorization by stockholders for the issuance of securities pursuant to this authorization will be obtained. The terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters will be determined by the Board of Directors.


Risk Factors

         IN ADDITION TO THE OTHER INFORMATION SET FORTH IN THIS PROXY STATEMENT, STOCKHOLDERS SHOULD CAREFULLY CONSIDER THE FOLLOWING FACTORS BEFORE ACTING ON THE FINANCING PROPOSAL.


Dilution to Existing Stockholders; Impact on Market Value of Common Stock

         The sale of a significant amount of Common Stock or securities convertible into Common Stock could cause substantial dilution to the voting power, earnings per share and interests of current stockholders. In addition, the sale of a significant number of securities convertible into shares of Common Stock could cause a decline in the market value of the Common Stock.


Consequences If the Financing Proposal Is Not Approved

         If the Financing Proposal is not approved by the Company's stockholders at the Annual Meeting, the consequences could have a material adverse effect on the Company's business, results of operations and financial condition. The Company is considering sources of funding, including equity or equity-linked financings that are dependent, in part, on approval of the Financing Proposal. As discussed above, the Company believes that it will require new funding prior to the October 1, 2000 maturity of its existing bank debt to facilitate full repayment of these loans. If the Company is unable to obtain adequate new funding, the Company will be required to further restructure its bank credit facilities, and may be required to further reduce its operations and capital spending which could have a material adverse effect on the Company's results of operations.


         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE FINANCING PROPOSAL. ABSTENTIONS AND BROKER NON-VOTES WILL HAVE NO EFFECT ON THE OUTCOME OF THE FINANCING PROPOSAL. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" THE FINANCING PROPOSAL.

                   ITEM NO. 4 -- APPROVAL OF AMENDMENTS TO THE
                         RESTATED 1987 STOCK OPTION PLAN

Introduction

         The stockholders are being asked to approve an amendment to the Company's Restated 1987 Stock Option Plan (the "Option Plan") to increase the number of stock options granted to non-employee Board members under the Automatic Option Grant Program from 7,500 to 12,000 upon re-election to the Board each year. The Board of Directors approved the amendment on April 15, 1999, subject to stockholder approval at the Annual Meeting. Accordingly, if such stockholder approval is obtained, each of the six (6) non-employee Board members re-elected at the 1999 Annual Meeting will receive an option to purchase 12,000 shares of Common Stock with an exercise price equal to the fair market value of the Company's Common Stock on that date.

         The Automatic Option Grant Program aligns the interests of the Board members directly with those of stockholders. Non-employee directors contribute significantly to the well-being of the Company. Based on market data, the previously authorized 7,500 shares approximates the median of peer group annual grants to non-employee directors. The proposed share increase is intended to enable the Company to attract and retain non-employee directors of above average capabilities.

         The following is a summary of the principal features of the amended Option Plan, together with the tax and accounting implications of transactions effected under the Option Plan. The summary, however, is not intended to be a complete description of all the terms of the Option Plan. A copy of the Option Plan is attached hereto as Exhibit B.


Structure

         The Option Plan is divided into two (2) separate components: the Discretionary Option Grant Program and the Automatic Option Grant Program. Under the Discretionary Option Grant Program, options may be issued from time to time to key employees (including officers), non-employee Board members, and consultants of the Company (or its parent or subsidiary companies) who contribute to the management, growth and financial success of the Company (or its parent or subsidiary companies). Under the Automatic Option Grant Program, a series of automatic option grants will be made to the non-employee Board members over their continued period of service on the Board.

         As of March 29, 1999, approximately 3,993 employees (including thirteen
(13) executive officers), and seven (7) non-employee Board members were eligible to participate in the Discretionary Option Grant Program. The seven (7) non-employee Board members were also eligible to participate in the Automatic Option Grant Program.


Administration

         The Option Plan (other than the Automatic Option Grant Program) is administered with respect to the Company's executive officers subject to the short-swing profit liabilities of Section 16 of the Securities Exchange Act of 1934 ("Section 16 Insiders") by the Primary Stock Option Plan Committee of the Board. With respect to all other participants, the Option Plan may be administered by either the Primary Stock Option Plan Committee or the Special Stock Option Plan Administration Committee, a committee of one or more employee-Board members appointed by the Board. Each of the committees will be referred to in this summary as the Plan Administrator, and each Plan Administrator will have complete discretion (subject to the provisions of the Option Plan) to authorize option grants under the Option Plan within the scope of its administrative jurisdiction. However, all grants under the Automatic Option Grant Program are to be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made under that program.

Share Reserve

         The total number of shares of Common Stock issuable over the term of the Option Plan may not exceed 18,140,000 shares. However, no individual participating in the Option Plan may be granted stock options for more than 3,000,000 shares in the aggregate over the term of the Option Plan, exclusive of any option grants made to that individual prior to January 1, 1994. Should any option terminate prior to exercise in full, the shares subject to the unexercised portion of that option will be available for subsequent option grants. In addition, any unvested shares issued under the Plan and subsequently repurchased by the Company at the original exercise price paid per share pursuant to the Company's repurchase rights under the Plan will be added back to the number of shares of Common Stock reserved for issuance under the Plan and will accordingly be available for reissuance through one or more subsequent option grants made under the Plan.

         As of March 29,1999, 5,755,435 shares were subject to outstanding option grants under the Option Plan, 3,714,569 shares remained available for future grant and 8,669,996 shares have been issued under the Option Plan. Several important features of the outstanding options should be noted:

                  * No outstanding option has an exercise price per share less than the fair market value per share of the Common Stock on the grant date.

                  *  Approximately  70% of the  outstanding  options are special
"evergreen" options which are intended to maintain the optionee's holdings at a sufficient level to provide a meaningful incentive for such individual to continue in the Company's employ. These evergreen options are accordingly granted to individuals who already hold one or more outstanding options under the Option Plan and utilize a special vesting schedule under which these options will not become exercisable for any of the option shares until the thirty-seventh (37th) month from the date of grant. Once the evergreen option does become exercisable, that option will vest in a series of twelve (12) successive equal monthly installments over the optionee's period of continued employment with the Company. Accordingly, a substantial portion of the outstanding options will provide no value or benefit to the option holders unless those individuals make a long-term commitment to continue in the Company's employ.

Changes in Capitalization

         If any change is made to the Common Stock issuable under the Option Plan (by reason of any merger, consolidation or reorganization of the Company or any recapitalization, stock split, stock dividend, combination of shares, exchange of shares or other similar change affecting the outstanding Common Stock without the Company's receipt of consideration), then appropriate adjustments will be made to the maximum number and/or class of securities available for issuance under the Option Plan, the number and/or class of securities and price per share in effect under each outstanding option under the Discretionary Option Grant Program, and the maximum number and/or class of securities for which stock options may be granted to any one participant after December 31, 1993. Under the Automatic Grant Program, the number and/or class of securities for which automatic option grants are subsequently to be made to newly-elected or re-elected non-employee Board members and the number and/or class of securities and price per share in effect under each automatic grant outstanding would be similarly adjusted. All such adjustments will be designed so as to preclude the enlargement or dilution of participant rights and benefits under the Option Plan.

Valuation

         The fair market value per share of Common Stock on any relevant date under the Option Plan will be the closing sales price per share on the day prior to the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing sales price for the Common Stock on the day prior to the date in question, then the fair market value shall be the closing sales price on the last preceding date for which such quotation exists. On March 29, 1999, the closing sales price per share was $5.3125.

                         Automatic Option Grant Program

Terms

         Under the Automatic Option Grant Program, non-employee Board members will receive option grants at specified intervals over their period of Board service. The terms and conditions of these special grants may be summarized as follows:

         1. Each individual who becomes a non-employee Board member, whether through election by the stockholders or appointment by the Board, will automatically be granted, at the time of such initial election or appointment, a non-statutory stock option to purchase 30,000 shares of Common Stock to become exercisable in a series of four (4) successive equal annual installments upon the optionee's completion of each year of Board service over the four (4)-year period measured from the grant date.

         2. On the date of each Annual Stockholders Meeting, each individual who is re-elected as a non-employee Board member with at least six (6) months of Board service will receive a non-statutory stock option to purchase an additional 12,000 shares of Common Stock, assuming stockholder approval of this Item number 4, to become 100% exercisable upon the optionee's completion of one
(1) year of Board service measured from the grant date.

         3. The exercise price per share will be equal to 100% of the fair market value per share of Common Stock on the automatic grant date, and each automatic option is to have a maximum term of ten (10) years measured from such grant date.

         4. Each automatic option will remain exercisable for a six (6) month period following the optionee's termination of service as a Board member. However, should the optionee die while serving as a Board member or during the six (6)-month period following his or her cessation of Board service, then such option will remain exercisable for a twelve (12)-month period following such optionee's death and may be exercised by the personal representative of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable post-service exercise period, the option may not be exercised for more than the number of shares (if any) for which the option is exercisable at the time of the optionee's cessation of Board service.

         5. Each automatic option will become immediately exercisable for all of the option shares as fully-vested shares of Common Stock in the event the Company is acquired by merger, consolidation or asset sale or should there occur certain other changes in control or ownership of the Company.

         6. Each automatic option will automatically be canceled upon the successful completion of a hostile tender offer, and the optionee will in return be entitled to a cash distribution from the Company in an amount per canceled option share equal to the excess of (i) the highest reported price per share of Common Stock paid in the tender offer over (ii) the option price payable per share. Stockholder approval of this Item No. 4 will constitute pre-approval of each option subsequently granted with such an automatic cancellation provision and the subsequent cancellation of that option in accordance with such provision.

         7. The remaining terms and conditions of each automatic option grant will in general conform to the terms summarized above for option grants made under the Discretionary Option Grant Program and will be incorporated into the option agreement evidencing the automatic grant.

                    Discretionary Option Grant Program Grants

         Under the Discretionary Option Grant Program, the Plan Administrator has complete discretion to determine the eligible individuals who are to receive discretionary option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the vesting schedule applicable to the grant, the status of that grant as an incentive stock option or non-statutory option under the Federal tax laws and the remaining terms of each such grant, subject to the provisions of the Option Plan and applicable Federal tax laws. All expenses incurred in administering the Option Plan will be paid by the Company.

Price and Exercisability

         The exercise price per share for options granted under the Discretionary Option Grant Program may not be less than 100% of the fair market value per share of Common Stock on the grant date. No granted option will have a term in excess of ten (10) years, and each option will become exercisable in a series of installments over the optionee's period of service with the Company.

         The exercise price may be paid in cash or in shares of the Common Stock of the Company. Outstanding options may also be exercised through a same-day sale program pursuant to which a designated brokerage firm is to effect an immediate sale of the shares purchased under the option and pay over to the Company, out of the sales proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

         No optionee has any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

Termination of Service

         Upon the optionee's cessation of employment or service, the optionee will have a limited period of time in which to exercise his or her outstanding options for any shares in which the optionee is vested at that time. However, at any time while the options remain outstanding, the Plan Administrator will have complete discretion to extend the period following the optionee's cessation of employment or service during which his or her outstanding options may be exercised. The Plan Administrator will also have complete discretion to accelerate the exercisability or vesting of those options in whole or in part at any time.

Corporate Transaction

         Each outstanding option under the Discretionary Option Grant Program will become immediately exercisable for all of the shares of Common Stock subject to that option in the event of an acquisition of the Company by merger, consolidation or asset sale, unless the option is assumed by the successor corporation. Immediately following the consummation of such acquisition, all outstanding options will terminate, except to the extent assumed by the successor corporation (or its parent company).

Limited Stock Appreciation Rights

         Officers and non-employee Board members of the Company subject to the short-swing profit restrictions of the Federal securities laws may be granted limited stock appreciation rights in tandem with their outstanding options. Any option with such a limited stock appreciation right will automatically be canceled upon the completion of a hostile tender offer for more than 50% of the Company's outstanding shares, and the optionee will in return be entitled to a cash distribution from the Company in an amount per canceled option share equal to the excess of (i) the highest reported price per share of Common Stock paid in the tender offer over (ii) the option exercise price payable per share.


Options Granted

         The table below shows, as to each of the Named  Executive  Officers and each of the indicated  groups,  the following  information with respect to stock options granted under the Restated 1987 Stock Option Plan during the period from
December 29, 1997 through March 29, 1999,  excluding options regranted under the
July  1998  Option   Cancellation  and  Regrant  Program  (see  "Report  of  the
Compensation  and Primary Stock Option  Committees on Executive  Compensation");
(i) the number of shares of Common Stock  subject to options  granted  under the
Option Plan during that period and (ii) the  weighted  average  option price per share for such options.  Typically options held by the Named Executive  Officers and other current  executive  officers do not become  exercisable for any of the option shares until the thirty-seventh (37th) month following the date of grant.
Each  option  will  thereupon  become  exercisable  in a series of  twelve  (12)
successive equal monthly  installments  over the optionee's  period of continued
employment with the Company. However, of the 1,859,299 new option shares granted to executive officers during the period from December 29, 1997 through March 29,
1999: (i) 1,200,505 shares will become exercisable per the schedule noted above;
(ii) 217,703 shares granted to new and promoted officers will vest incrementally over the next  four (4) years of their  continued  service;  and  (iii)  441,091 special  retention  grant  shares will become  exercisable  at twelve (12) month intervals  over a three to four year  period.  Over 70% of the  options  held by employees  who are not  executive  officers of the Company have the same vesting schedule (beginning in the 37th month) as applied to the executive officers.  In addition,  Messrs.  Eyre,  Federman,  Neil,  Palevsky,  Sun and Takebayashi,  as
non-employee  Board members,  will, upon  re-election to the Board at the Annual
Meeting,  receive at that time an  automatic  option  grant for  12,000  shares, assuming  stockholder approval of this Item number 4, with an exercise price per share  equal to the fair  market  value of Common  Stock on the  grant  date and vesting as specified in the Automatic Option Grant Program.
         ------------------------------------------ ---------------------- ----------------------
                                                      Number of Option       Weighted Average
                           Name                      Shares Granted (1)        Option Price
                           ----                      ------------------        ------------
         Stephen C. Johnson                                    263,500             11.4125

         Tu Chen                                               263,500             11.4125

         Christopher H. Bajorek                                169,870             11.4125

         Ray L. Martin                                         139,570              9.6800

         Thian H. Tan                                          172,867             11.4125

         Willard L. Kauffman                                    46,067             12.5625

         Sonny S. J. Wey                                        37,628             12.5625

         All current executive officers as a
         group (13 persons)                                  1,859,299             10.6931

         All current directors (other than
         executive officers) as a group (7                      52,500             10.6250
         persons)

         All employees, including current
         officers who are not executive officers,               65,220             12.5625
         as a group
         ------------------------------------------ ---------------------- ----------------------

                                       19

(1) Excludes options regranted under the July 1998 Option Cancellation and Regrant Program. See "Report of the Compensation and Primary Stock Option Committees on Executive Compensation".



Amendment and Termination of the Plan


         The Board may amend or modify  the Option  Plan in any or all  respects
whatsoever.   However,  certain  amendments  to  the  Option  Plan  may  require stockholder approval pursuant to applicable laws or regulations.

         The Board may terminate the Option Plan at any time, but in all events the Option Plan will terminate upon the earlier of January 22, 2002 or the date all shares available for issuance under the Option Plan are issued or canceled pursuant to the exercise or surrender of options granted under the Option Plan. Any options outstanding at the time of the termination of the Option Plan will remain in force in accordance with the provisions of the instruments evidencing such grants.

Federal Tax Consequences

         Options granted under the Option Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to satisfy such requirements. The Federal income tax treatment for the two types of options differs as follows:

         Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

         For Federal tax purposes, dispositions are divided into two (2) categories: qualifying and disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or disposition is made more than two (2) years after the grant date of the option and more than one (1) year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to sale or disposition, then a disqualifying disposition of the purchased shares will result.

         Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

         If the optionee makes a disqualifying disposition of the purchased shares, the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the date the option was exercised over (ii) the exercise price paid for such shares. If the optionee makes a qualifying disposition of the purchased shares, the Company will not be entitled to any income tax deduction.

         Non-statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee in connection with the exercise of the non-statutory option. The deduction will in general be allowed for the taxable year in which such ordinary income is recognized by the optionee.

         Stock Appreciation Rights. If an option granted under the Option Plan is canceled for an appreciation distribution paid in cash, the recipient will generally realize ordinary income, equal in amount to the cash received, and the Company will be entitled to a corresponding income tax deduction.

         Deductibility of Executive Compensation. The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the one (1) million dollar limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid under the Option Plan will remain deductible by the Company without limitation under Code Section 162(m).

Accounting Treatment

         The Company's earnings per share is computed using the weighted average number of shares of Common Stock outstanding and dilutive common stock equivalents. Common stock equivalents include shares issuable upon the assumed exercise of outstanding options reflected under the treasury stock method.

         Under generally accepted accounting principles, the grant or the exercise of options to purchase shares of the Company's Common Stock with an exercise price equal to the fair market value of the Company's Common Stock on the grant date does not generally require a charge to the Company's earnings. However, the Company is required to disclose in the notes to the Company's financial statements the fair value of options granted under the Option Plan and the pro forma impact on the Company's annual net income and earnings per share as though the computed fair value of such options had been treated as compensation expense.

Recommendation of the Board of Directors

         The affirmative vote of a majority of the issued and outstanding shares present or represented and entitled to vote at the 1999 Annual Meeting is sought for approval of the amendments to the Option Plan. The Board of Directors believes that option grants under the Option Plan play an important role in the Company's efforts to attract, employ, and retain employees, directors, and consultants of outstanding ability. Accordingly, the Board of Directors recommends that the stockholders vote FOR this proposal. If the stockholders do not approve the proposal, the re-elected non-employee Board members will not receive an option to purchase 12,000 shares under the Automatic Grant Program as of the Annual Meeting date, but will receive an option to purchase the previously authorized 7,500 shares.

                                  ITEM NO. 5 --
                      RATIFICATION OF INDEPENDENT AUDITORS

         The Company is asking the stockholders to ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending January 2, 2000. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

         In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the ratification of the selection of Ernst & Young LLP.

         Ernst & Young LLP have audited the Company's financial statements annually beginning in 1986. Representatives of the firm, who are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Recommendation of the Board of Directors

         The affirmative vote of a majority of the issued and outstanding voting shares is sought for the ratification of the selection of Ernst & Young LLP. The Board of Directors recommends that the stockholders vote FOR this proposal.


EXECUTIVE COMPENSATION AND RELATED INFORMATION

         In compliance with the Securities and Exchange Commission's regulations on disclosure of Executive Compensation, this section presents the Reports of the Compensation Committee and of the Primary Stock Option Committee, a Stock Performance Graph comparing Company stockholder return relative to a broad market index and a peer group index, and Summary and Companion Compensation Tables presenting a detailed representation of the Company's executive compensation practices.

         REPORT OF THE COMPENSATION AND PRIMARY STOCK OPTION COMMITTEES
                            ON EXECUTIVE COMPENSATION

         The Compensation Committee's members, Craig R. Barrett, Irwin Federman, Max Palevsky and Masayoshi Takebayashi, are independent directors who are not employees of the Company and who further qualify as outside directors under
Section  162(m) of the Internal  Revenue  Code.  The  Compensation  Committee is
accountable for the approval of cash compensation programs that fairly compensate key executives and employees and that relate the pay levels of officers to the performance of the Company. The Primary Stock Option Committee's members, Craig R. Barrett, Irwin Federman and Max Palevsky qualify as disinterested persons for purposes of Rule 16b-3 adopted under the 1934 Act. The Primary Stock Option Committee is responsible for all stock option grants to executive officers.

Objectives of the Company's Executive Compensation Plan

         The Company's executive compensation is based on the premise that the executive officers are responsible for achievement of the Company's goals and objectives and are rewarded when achievement of these goals results in successful financial performance. The Committee intends to control fixed salary costs, to provide a high degree of leverage in officers' pay based on the actual performance of the Company, to allow flexibility to respond to specific individual issues such as retention, and to balance cost to stockholders against providing appropriate incentives for value creation. To structure the actual annual compensation plans, the Compensation Committee relies on research performed by an independent compensation consulting firm, and advice from the Company's human resources department. For comparison purposes, the Company has identified a group of high-performing companies ("peer companies") both within and outside the Company's industry. The Company competes with the peer companies for the hiring and retention of key executives and accordingly compares its executive compensation practices to these companies. Each peer company shares at least one attribute, such as high technology, location or size with the Company. Such comparisons also include the relative financial performance of the Company and the peer companies. Since executive search and retention is not necessarily industry specific, no attempt is made to correlate the list of peer companies with the companies in Nasdaq Computer Manufacturers Index, the Company's Industry index in the "Stock Performance Graph."

         The total compensation plan developed for each officer includes base salary, incentive bonus and stock options in addition to participation in the Company's Cash and Deferred Profit Sharing and Employee Stock Purchase plans subject to the same eligibility criteria applicable to all employees. Executive officers are also eligible to defer salary under the Company's 401(k) and Non-qualified Deferred Compensation Plans. Average base salary is targeted at or below the 50th percentile of base salaries for executives with similar positions among the peer companies. The Compensation Committee considers this level of base salary sufficient, in the context of the total compensation package, to attract and retain executives of the caliber required to manage a company that employs leading edge technology in a fiercely competitive, rapidly changing industry, while controlling this fixed component of compensation in the event of poor business conditions or company performance. On an individual basis, the base salaries of the Company's executive officers range from the 30th percentile to the 75th percentile. Variation from the targeted range is due to individual qualifications, including performance, specific technical knowledge, experience and/or total targeted cash compensation as judged by the Compensation Committee.

         To complement base salary, the Compensation Committee administers the Management Bonus Plan (the "Bonus Plan"). This Bonus Plan is designed to provide substantial rewards for exceeding financial performance targets and little or no payout when the Company performs poorly. Specifically, the Bonus Plan provides a pool of funds available for bonus payments based on the Company's operating income as compared to the Annual Operating Plan as approved by the Board of Directors in the first quarter of each fiscal year. The maximum pool is equal to 7% of operating income when actual operating income is greater than or equal to 122% of the Annual Operating Plan. This percentage declines linearly to 2% of operating income at a level of 66.67% of the Annual Operating Plan and to 0% when there is no operating income or an operating loss. The Compensation
Committee allocates this pool to the executives, up to each executive's pre-established maximum, and to other non-executive employees, based on its judgment of each individual's contributions to the Company's financial and operating performance. Since the Company sustained an operating loss in 1998, no payments were accrued or paid under the Bonus Plan for the fiscal year.

         The Compensation Committee also administers the Company's Discretionary Bonus Plan (the "Discretionary Plan"). The Discretionary Plan is designed to allow the Compensation Committee the flexibility to grant a bonus to an executive if an executive has achieved a substantial objective during a time when the Bonus Plan cannot provide a payout or if there is a specific retention issue related to the executive's level of income. No payments were accrued or made under this plan for the 1998 fiscal year.

         At the end of the second quarter of 1998, it became apparent that the Company had excess capacity and more employees than could be supported by expected sales. Accordingly, the Company restructured its operations, recorded an impairment charge and reduced its workforce. In conjunction with these restructuring activities and a similar action taken at the end of the third quarter of 1997, the Company paid approximately $1.1 million to six former officers, including $583,000 to two of the individuals in the following compensation table, for severance and related compensation. Certain of these former officers are contracted to perform consulting services during 1999.

         In addition to cash compensation the Company's executive compensation plan includes stock options that are designed to align the interests of the executive officers with those of stockholders, providing each officer with a significant incentive to manage the Company from the long-term perspective of an owner with an equity stake in the business. The stock option plan encourages long-term retention and provides rewards to executives and other eligible employees commensurate with growth in stockholder value. The Primary Stock Option Committee had the sole responsibility for making option grants to the Company's executive officers during 1998. The Primary Stock Option Committee also approved the guidelines for option grants made to other key employees during that fiscal year. Based on a review of competitive data, the Primary Stock Option Committee targeted total option grants for 1998 to fall within a range of 2.5% - 4.0% of total shares outstanding. Actual option grants, net of cancellations, for the fiscal year totaled 3.9% of the weighted average number of shares issued and outstanding. All stock options were granted at market price on the date of grant and have a maximum term of ten years.

         The Primary Stock Option Committee has established guidelines for the number of options to be granted to each level of executive officer, non-executive management and key individual contributor based on analysis of competitive data and internal estimates of the number of options necessary to attract and retain these employees. These guidelines were used to determine the range of options to be granted to each employee through the Company's annual grant program. The Primary Stock Option Committee applied its judgment of individual performance, with some consideration for the number of unvested options held by an individual, when making specific grants to each executive officer. These options will vest entirely in the fourth year after grant so that generally the vesting will not overlap with previously granted options. In total 256,700 stock options were granted in January 1998 to 12 current executive officers pursuant to the annual grant program.

         The Primary Stock Option Committee deemed it in the best interest of the Company to grant new options, as a retention tool, since it was clear that there would be no cash bonuses paid during 1998. Accordingly, in January 1998, the Primary Stock Option Committee granted 420,708 options to 12 current executive officers. Each of these options becomes exercisable in a series of installments with 50% vesting one year following grant date, and the remainder vesting in successive 25% annual installments.

          On June 12, 1998, the Board of Directors approved a plan to cancel and regrant options for the company's employees and officers effective July 1, 1998. The Board believes that the current price of the Common Stock is attributable in large part to adverse industry conditions. In addition the Board believes that the Company's future performance is dependent in large part on the skills, capabilities and efforts of the Company's employees, especially the key management and technical employees who hold the greatest number of options. Given the disparity between the exercise prices of then outstanding options and the trading prices during the first two fiscal quarters of 1998, the Board believed the options held little value for retention and motivation of employees. The Board remains confident it acted in the best interest of the Company and its stockholders in authorizing the repricing. Employees were permitted to voluntarily exchange options held for new options on a one-for-one basis. The price of the regranted options was $5.3475 per share. Officers were required to forfeit special options granted to them on October 6, 1997 as a condition of accepting regranted options. Regranted options retained the same number of shares, vested amount and vesting schedule as the original grants; however, new options could not be exercised for a period of one year following the July 1, 1998 effective date. All of the 13 current officers elected to participate in the July Option Regrant Program.

Compensation of the Chief Executive Officer and of the Chairman of the Board

         Base salaries of Stephen C. Johnson and Tu Chen for 1998 were at approximately the 30th percentile of salaries paid to executives in comparable positions at the peer companies, in accordance with the Compensation Committee's target. Neither Mr. Johnson nor Dr. Chen was granted merit increases for 1998. As no cash bonuses were paid for 1998 under the Company's plans, Mr. Johnson and Dr. Chen received no variable compensation during the year. Mr. Johnson and Dr. Chen were each granted stock options for 113,500 shares during the year. In addition, Mr. Johnson and Dr. Chen repriced 442,781 and 456,471 options, respectively, pursuant to the July 1, 1998 Option Cancellation and Regrant Program authorized by the Board of Directors on June 12, 1998.


Compliance with Internal Revenue Code Section 162(m)

         As a result of Section 162(m) of the Internal Revenue Code, which was enacted into law in 1993, the Company will not be allowed a Federal income tax deduction for compensation paid to certain officers, to the extent that compensation exceeds one (1) million dollars per officer in any one year. This limitation will be in effect for each fiscal year of the Company beginning after December 31, 1993 and will apply to all compensation paid to the covered executive officers which is not considered to be performance based. Compensation, which does qualify as performance-based compensation, will not have to be taken into account for purposes of this limitation. At the 1994 Annual Meeting, the Company obtained stockholder approval for certain amendments to the Company's Stock Option Plan which were designed to assure that any compensation deemed paid in connection with the exercise of stock options granted under that plan, with an exercise price equal to the market price of Common Stock on the grant date, would qualify as performance-based compensation. The Bonus Plan was restructured in 1996 and approved by stockholders so that the payments made under that plan would also qualify as performance-based compensation under Section 162(m) and the Company obtained a ruling from the Internal Revenue Service that the payments under the Bonus Plan will qualify as performance-based compensation. Stockholders subsequently approved an amendment to the Bonus Plan in 1997, and future payments thereunder should continue to qualify as performance-based compensation that would not be subject to the Code
Section 162(m) limitation on deductibility.


                   1998 MEMBERS OF THE COMPENSATION COMMITTEE

Craig R. Barrett     Irwin Federman      Max Palevsky      Masayoshi Takebayashi


               1998 MEMBERS OF THE PRIMARY STOCK OPTION COMMITTEE

       Craig R. Barrett            Irwin Federman             Max Palevsky

         The members of the Compensation Committee and the Primary Stock Option Committee of the Company's Board of Directors are as named in the above report. No member of either committee was at any time during the 1998 fiscal year, or at any other time an officer or employee of the Company.

         No executive officer of the Company served on the board of directors or compensation committee of any entity which has one or more of its executive officers serving as a member of the Company's Board of Directors, the Compensation Committee, or the Primary Stock Option Committee. Mr. Takebayashi, a member of the Company's Board of Directors, is an executive officer of Kobe Precision, Inc. a wholly-owned subsidiary of Kobe Steel, Ltd. ("Kobe") and is a member of the Board of Komag Materials Technology, a joint venture of the Company and Kobe.


Stock Performance Graph

         The following graph shows a five-year comparison of cumulative total return on common stock for the Company, the Nasdaq Composite Index, and the Nasdaq Computer Manufacturing Index from December 31, 1993 through December 31,
1998. The past performance of the Company's Common Stock is no indication of future performance.



                Comparison of Five Year Cumulative Total Return
         of Komag, Incorporated. The Nasdaq Stock Market (US Companies)
               Index, and the Nasdaq Computer Manufacturers Index
                    [PERFORMANCE GRAPH ARTWORK PLACED HERE]

         The chart above  assumes $100  invested on December 31, 1993, in Komag,
Incorporated   Common  Stock,   Nasdaq   Composite  Index  and  Nasdaq  Computer
Manufacturing  Index, and the reinvestment of dividends (although dividends have not been declared on the Company's  Common  Stock).  Historical  returns are not necessarily  indicative of future  performance.  The graph was plotted using the following data:


        ---------------------------------------------------------------------------------------------------------
        Prices indexed to an
        initial investment of $100
                                      12/31/93     12/30/94     12/29/95      12/27/96     12/26/97   12/31/98
        ---------------------------------------------------------------------------------------------------------
        Komag, Incorporated            $100.00     $147.18      $259.86       $302.82      $161.27     $116.90
        ---------------------------------------------------------------------------------------------------------
        Nasdaq Composite               $100.00      $97.75      $138.26       $170.22      $200.75     $293.21
        ---------------------------------------------------------------------------------------------------------
        Nasdaq Computer Mfg            $100.00     $109.85      $172.95       $238.98      $266.78     $610.15
        ---------------------------------------------------------------------------------------------------------


Summary of Cash and Certain Other Compensation


         The following table sets forth the compensation earned by the Company's
Chief Executive Officer, each of the Company's four most highly compensated executive officers whose base salary and bonus for the 1998 fiscal year was in excess of $100,000, and two additional former executive officers of the Company who earned in excess of $100,000, for services rendered in all capacities to the Company and its subsidiaries for the 1998, 1997 and 1996 fiscal years (the
"Named Executive Officers").


                                            SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------
                                                                                  Long Term
                                                                                 Compensation
                                               Annual Compensation               Compensation
                                               -------------------               ------------
              Name and                                                                            All Other
             Principal                                                          Stock Options      Compen-
              Position                 Year        Salary          Bonus           Granted         sation
              --------                 ----        ------     -    -----           --------        ------
                                                  ($) (1)         ($) (2)     (# of shares) (3)    ($) (4)

  Stephen C. Johnson................   1998       $428,000           --            113,500         $    625
  President, Chief Executive           1997       $428,000        $10,621          113,810         $  9,067
  Officer and Director                 1996       $402,000        $66,949           43,500         $ 29,744

  Tu Chen...........................   1998       $428,000          --             113,500         $    625
  Chairman of the Board of             1997       $428,000        $10,621          113,810         $  9,067
  Directors                            1996       $402,000        $66,949           43,500         $ 29,744

  Christopher H. Bajorek............   1998       $321,000          --              86,640         $    625
  Senior Vice President --             1997       $316,654        $ 7,966          160,825         $  6,956
  Chief Technical Officer              1996       $150,000        $30,000          110,000              --

  Thian H. Tan......................   1998       $257,216          --              63,067         $    625
  Senior Vice President --             1997       $230,000        $ 5,708           67,854         $  5,161
  Operations                           1996       $203,000        $63,876           15,300         $ 15,882

  Ray L. Martin.....................   1998       $252,847          --              90,000         $    625
  Senior Vice President -- Customer    1997       $ 46,538          --              60,000              --
  Sales and Services                   1996          --             --                --                --

  Willard L. Kauffman...............   1998       $214,416          --              46,067         $317,600
  Former Chief Operations Officer      1997       $305,244        $ 7,643           27,285         $  6,700
  and Senior Vice President            1996       $289,000        $78,147           25,500         $ 21,559

  Sonny S. J. Wey...................   1998       $151,135          --              37,628         $371,839
  Former Vice President Product        1997       $222,000        $ 5,509           16,215         $  5,004
  Development                          1996       $209,000        $53,950           13,800         $ 15,764
-------------------------------------------------------------------------------------------------------------

(1) Includes salary deferred under the Komag Savings and Deferred Profit Sharing Plan and the Company's Non-Qualified Deferred Compensation Plan.


                                       27


(2) Includes amounts earned for the indicated year under the Company's Cash Profit Sharing Plan, the Management Bonus Plan and the Discretionary Bonus Plan. Amounts earned under the Cash Profit Sharing Plan are accrued during a given year and are paid in July of that year and January or February of the following year. Bonuses earned under the Management Bonus Plan are accrued during a given year and paid in January or February of the following year. Bonuses under the Discretionary Bonus Plan are awarded by the Compensation Committee for a particular fiscal year solely on the basis of such Committee's competitive compensation analysis for that year and are paid in January or February of the following year. For the 1998 fiscal year, no bonuses were paid.
(3) Fiscal 1998 Stock Option Grants do not include options granted in connection with the July 1998 Stock Option Cancellation and Regrant Program. See "Option Grants" table.
(4) Includes for the fiscal years indicated below: (i) the matching contributions ($0.25 match per $1.00 individual contribution) made by the Company on behalf of each Named Executive Officer to the Section 401(k) Savings Program, up to a maximum match of $625 and (ii) the semi-annual profit sharing contributions made by the Company on behalf of each Named Executive Officer to the Savings and Deferred Profit-Sharing Plan and Deferred Compensation Plan, and (iii) payments to former officers pursuant to the terms of their separation of employment with the Company.


                                              All Other Compensation
       ----------------------------------------------------------------------------------------------------------
                                                            Matching        Profit Sharing        Separation
                                                          Contribution       Contribution          Payments
                                                          ------------       ------------          --------

         Stephen C. Johnson                  1998             $625                  --                --
                                             1997             $625             $ 8,442                --
                                             1996             $625             $29,119                --

         Tu Chen                             1998             $625                --                  --
                                             1997             $625             $ 8,442                --
                                             1996             $625             $29,119                --

         Christopher H. Bajorek              1998             $625                  --                --
                                             1997             $625             $ 6,331                --
                                             1996              --                 --                  --

         Thian H. Tan                        1998             $625                --                  --
                                             1997             $625             $ 4,536                --
                                             1996             $625             $15,257                --

         Ray L. Martin                       1998             $625                --                  --
                                             1997              --                 --                  --
                                             1996              --                 --                  --

         Willard L. Kauffman                 1998             $625                --               $316,975
                                             1997             $625             $ 6,075                --
                                             1996             $625             $20,934                --

         Sonny S. J. Wey                     1998             $625                --               $371,214
                                             1997             $625             $ 4,379                --
                                             1996             $625             $15,139                --

       ----------------------------------------------------------------------------------------------------------

Stock Options


         The  following  table  provides  information  with respect to the stock option  grants made for the 1998 fiscal year under the  Company's  Restated 1987
Stock Option Plan to the Named Executive Officers.  Except for the limited stock appreciation  right described below,  which formed part of the option grant made to each of the Named  Executive  Officers,  no stock  appreciation  rights  were granted to such individuals  during the 1998 fiscal year.  Potential  Realizable
Values noted below reflect hypothetical appreciation based on the stock price at grant date. Unless otherwise noted,  grants dated July 1, 1998 represent options
cancelled  and   subsequently   regranted  under  the  July  1998  Stock  Option
Cancellation and Regrant Program.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Potential Realizable Value at
                                                                                           Assumed Annual Rates
                                                                                        Stock Price Appreciation
                                               Individual Grants                              for Option Term
                                               -----------------                       ------------------------
                                    Number of   % of Total
                                   Securities     Options     Exercise                                                 Valuation
                        Date       Underlying   Granted to  or Base Price   Expira-                                    per SFAS
                        of           Options   Employees in   ($/Share)       tion                                     123 pro
         Name           Grant (1)   Granted    Fiscal Year       (2)         Date       5%($) (3)     10%($) (3)       forma (4)
         ----           ---------   -------    -----------       ---         ----       ---------     ----------       ---------
Stephen C. Johnson      01/30/98    113,500(6)  1.0008       $12.5625      01/30/08    $  896,705(6) $ 2,272,428(6)   $ 856,250(6)
                        07/01/98    113,500     1.0008       $ 5.3475      01/30/08    $  361,817    $   906,049      $ 139,658
                        07/01/98     78,444      .6917       $ 5.3475      01/23/02    $   79,678    $   169,703      $ 211,061
                        07/01/98     10,046      .0886       $ 5.3475      01/24/02    $   10,213    $    21,753      $  27,064
                        07/01/98     46,000      .4056       $ 5.3475      01/18/04    $   76,511    $   171,525      $ 137,503
                        07/01/98     58,000      .5114       $ 5.3475      01/25/05    $  117,201    $   269,972      $  87,609
                        07/01/98     43,500      .3836       $ 5.3475      01/02/06    $  102,893    $   243,123      $  82,311
                        07/01/98     43,500      .3836       $ 5.3475      01/06/07    $  119,857    $   291,243      $  86,391
                        07/01/98     49,791      .4391       $ 5.3475      01/20/07    $  137,947    $   335,559      $ 125,941

Tu Chen                 01/30/98    113,500(6)  1.0008       $12.5625      01/30/08    $  896,705(6) $ 2,272,428(6)   $ 856,250(6)
                        07/01/98    113,500     1.0008       $ 5.3475      01/30/08    $  361,817    $   906,049      $ 139,658
                        07/01/98     16,400      .1446       $ 5.3475      01/24/01    $   11,702    $    24,310      $  37,859
                        07/01/98     85,780      .7564       $ 5.3475      01/23/02    $   87,129    $   185,574      $ 230,800
                        07/01/98     46,000      .4056       $ 5.3475      01/18/04    $   76,511    $   171,525      $ 137,503
                        07/01/98     58,000      .5114       $ 5.3475      01/25/05    $  117,201    $   269,972      $  87,609
                        07/01/98     43,500      .3836       $ 5.3475      01/02/06    $  102,893    $   243,123      $  82,311
                        07/01/98     43,500      .3836       $ 5.3475      01/06/07    $  119,857    $   291,243      $  86,391
                        07/01/98     49,791      .4391       $ 5.3475      01/20/07    $  137,947    $   335,559      $ 125,941

Christopher H. Bajorek  01/30/98     86,640(6)   .7640       $12.5625      01/30/08    $  684,498(6) $ 1,734,653(6)   $ 645,181(6)
                        07/01/98     86,640      .7640       $ 5.3475      01/30/08    $  276,193    $   691,630      $ 106,968
                        07/01/98    110,000      .9700       $ 5.3475      06/24/06    $  280,038    $   670,385      $ 291,027
                        07/01/98     25,500      .2248       $ 5.3475      01/06/07    $   70,261    $   170,729      $  50,643
                        07/01/98    100,000      .8818       $ 5.3475      01/20/07    $  277,052    $   673,936      $ 252,940

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Potential Realizable Value at
                                                                                           Assumed Annual Rates
                                                                                        Stock Price Appreciation
                                               Individual Grants                              for Option Term
                                               -----------------                       ------------------------
                                    Number of   % of Total
                                   Securities     Options     Exercise                                                 Valuation
                        Date       Underlying   Granted to  or Base Price   Expira-                                    per SFAS
                        of           Options   Employees in   ($/Share)       tion                                     123 pro
         Name           Grant (1)   Granted    Fiscal Year       (2)         Date       5%($) (3)     10%($) (3)       forma (4)
         ----           ---------   -------    -----------       ---         ----       ---------     ----------       ---------
Ray L. Martin           01/30/98     29,167(6)   .2572       $12.5625      01/30/08    $ 230,434(6)  $   583,964(6)    $ 221,784(6)
                        07/01/98     29,167      .2572       $ 5.3475      01/30/08    $  92,979     $   323,835       $  35,705
                        07/01/98     60,000      .5291       $ 5.3475      10/06/07    $ 183,390     $   455,105       $ 116,160
                        07/01/98     60,833(5)   .5364       $ 5.3475      07/01/08    $ 204,532     $   518,452       $ 181,842

Thian H. Tan            01/30/98     63,607(6)   .5561       $12.5625      01/30/08    $ 498,260(6)  $ 1,262,689(6)    $ 469,295(6)
                        07/01/98     63,067      .5561       $ 5.3475      01/30/08    $ 201,046     $   503,452       $  78,219
                        07/01/98      8,506      .0750       $ 5.3475      01/18/04    $  14,148     $    31,717       $  25,426
                        07/01/98     18,400      .1623       $ 5.3475      01/25/05    $  37,181     $    85,646       $  27,793
                        07/01/98     15,300      .1349       $ 5.3475      01/02/06    $  36,190     $    85,512       $  28,951
                        07/01/98     15,300      .1349       $ 5.3475      01/06/07    $  42,157     $   102,437       $  30,386
                        07/01/98     50,000      .4410       $ 5.3475      01/20/07    $ 138,526     $   336,968       $ 126,470

Willard L. Kauffman     01/30/98     46,067      .4062       $12.5625      01/30/08    $ 363,952     $   922,325       $ 351,808

Sonny S. J. Wey         01/30/98     37,628      .3318       $12.5625      01/30/08    $ 297,280     $   753,365       $ 282,900


------------------------------------------------------------------------------------------------------------------------------------


         Each new option has a maximum term of 10 years, subject to earlier termination upon the optionee's cessation of service. Repriced options retain the remaining option term of the original grant at the time of repricing. Each option will become immediately exercisable for all the option shares in the event the Company is acquired by a merger or asset sale (unless the option is assumed or replaced by the acquiring entity) or in the event the optionee's employment terminates by reason of death or permanent disability. Each option includes a limited stock appreciation right which would result in the cancellation of that option upon a take-over of the Company effected through a hostile tender offer for more than 50% of the Company's outstanding Common Stock. In return, the optionee will be entitled to a cash distribution from the Company per canceled option share equal to the highest reported price paid per share of Common Stock in such tender offer less the option exercise price per share.

(1) Regranted options vest according to the vesting schedule of each original option grant. All regranted options are subject to the one-year exercise blackout period imposed under the terms of the July 1998 Stock Option Cancellation and Regrant Program. Unless otherwise noted, items dated July 1, 1998 are regranted options.
(2) The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date, or through a cashless exercise procedure involving a same-day sale of the purchased shares.
(3) There is no assurance provided to any executive officer, or any other holder of the Company's securities, that the actual stock price appreciation from the grant date and over the 10 year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.
(4) For purposes of such pro forma disclosure, the fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions: risk-free interest rate of 5.5%; volatility factor of the expected market price of the Company's Common Stock of 63.4%; and a weighted-average expected life of such options of 4.8 years. There was no dividend yield included in the calculation since the Company does not pay dividends. The weighted-average fair value of options granted to all employees during 1998 was $4.3885. For officer grants during 1998, the weighted-average fair value of the options was $3.9945.
(5)  Indicates a new stock option granted July 1, 1998.
(6) This option was granted on January 30, 1998 and was subsequently canceled in connection with the July 1, 1998 Option Regrant. Accordingly, this option is no longer outstanding and has no potential realizable value. See "Report of the Compensation and Primary Stock Option Committees on Executive Compensation".


Option Exercises and Holdings

         The table below sets forth information concerning the exercise of options during the 1998 fiscal year and unexercised options held as of the end of such year by the Named Executive Officers. No stock appreciation rights were exercised during such fiscal year, and except for the limited stock appreciation rights described immediately following the Option Grant Table above which form part of each stock option grant, no stock appreciation rights were outstanding at the end of such fiscal year.

                                      OPTION EXERCISES AND YEAR-END VALUE TABLE

                Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Value:
-------------------------------------------------------------------------------------------------------------------

                                                                                                 Value of
                                                                       Number of                Unexercised
                                                                 Securities Underlying         In-The-Money
                                  Shares                          Unexercised Options        Options at Fiscal
                                 Acquired           Value        At Fiscal Year-End (#)      Year-End ($) (2)
                               on Exercise       Realized (1)       Exercisable (E)/         Exercisable (E)/
           Name                    (#)               (#)           Unexercisable (U)         Unexercisable (U)
           ----                    ---               ---           -----------------         ----------------
   Stephen C. Johnson               --                --               283,812 E               $1,275,687 E
                                                                       247,119 U (3)           $1,242,391 U


   Tu Chen                          --                --               209,351 E               $1,052,512 E
                                                                       247,120 U (3)           $1,242,396 U


   Christopher H. Bajorek           --                --                78,751 E               $  395,921 E
                                                                       243,389 U (3)           $1,223,638 U


   Ray L. Martin                    --                --                15,000 E               $  75,412 E
                                                                       135,000 U (3)           $ 678,712 U

   Thian H. Tan                     --                --                30,373 E               $ 152,700 E
                                                                       140,200 U (3)           $ 704,856 U


   Willard L. Kauffman              --                --               117,771 E               $ 135,200 E
                                                                        58,881 U               $   --    U

   Sonny S. J. Wey                  --                --                64,743 E               $  88,753 E
                                                                        68,198 U               $   --    U
-------------------------------------------------------------------------------------------------------------------

                                       31


(1) Value Realized equals the market price value of the shares at the time of exercise less the exercise price thereof.
(2) Excess of the closing price per share of the Company's Common Stock at the end of the fiscal year ($10.375) over the option exercise price. If the closing price is less than the exercise price, then the value of unexercised options equals zero.
(3) Numbers include options not exercisable due to the blackout period imposed under the terms of the July 1998 Stock Option Cancellation and Regrant Program.


Option Regrant Program


         The following table sets forth certain information with respect to the Company's regrant of outstanding options with certain of its officers in July
1998 and March 1989. For further information with respect to such option regrants, see "Report of the Compensation and Primary Stock Option Committees on Executive Compensation".

                                      TABLE OF TEN-YEAR OPTION REPRICINGS (1)

-------------------------------- ----------- --------------- -------------- -------------- ----------- -------------------
                                                                                                          Weighted Length
                                               Number of     Market Price     Weighted                      of Original
                                               Securities     of Stock at     Exercise                      Option Term
                                               Underlying       Time of       Price at                      Remaining at
                                                Options      Repricing or      Time of         New            Date of
                                              Repriced or       Amendment    Repricing or    Exercise      Repricing or
Name & Principal Position           Date        Amended            ($)        Amendment      Price ($)        Amendment
-------------------------           ----        --------           ---        ---------      ---------        ---------
Stephen C. Johnson.....(2)         07/01/98       442,781         $5.3475       $ 15.7532     $5.3475    7 years  55 days
   President, Chief Executive
   Officer and Director

Tu Chen..................(2)       07/01/98       456,471         $5.3475       $ 15.4830     $5.3475    7 years   3 days
   Chairman of the Board
    of Directors

Christopher H. Bajorek....         07/01/98       322,140         $5.3475       $ 23.0739     $5.3475    8 years 235 days
     Senior Vice President --
   Chief Technical Officer

Thian H. Tan................       07/01/98       170,573         $5.3475       $ 19.3279     $5.3475    8 years 176 days
   Senior Vice President --
   Operations

Ray L. Martin................      07/01/98        89,167         $5.3475       $ 17.1886     $5.3475    9 years 137 days
   Senior Vice President --
   Customer Sales and
   Service

Sonny S. J. Wey..........(2)       03/16/89        51,176         $3.2500       $  4.4253     $3.2500    4 years 244 days
   Former Vice President --
   Product Development

Ronald Allen................       03/16/89        31,800         $3.2500       $  4.4178     $3.2500    4 years 196 days
   Vice President --               07/01/98        78,273         $5.3475       $ 16.4688     $5.3475    8 years 227 days
   Manufacturing
   Technologies
-------------------------------- ----------- --------------- -------------- -------------- ----------- -------------------


-------------------------------- ----------- --------------- -------------- -------------- ----------- -------------------
                                                                                                        Weighted Length
                                               Number of     Market Price     Weighted                    of Original
                                               Securities     of Stock at     Exercise                    Option Term
                                               Underlying       Time of       Price at                    Remaining at
                                                Options      Repricing or      Time of     New             Date of
                                              Repriced or      Amendment    Repricing or   Exercise       Repricing or
Name & Principal Position           Date        Amended           ($)         Amendment    Price ($)        Amendment
-------------------------           ----        --------          ---         ---------    ---------        ---------
Richard H. Austin............      07/01/98       138,090         $5.3475       $ 13.3976     $5.3475    6 years 351 days
   Vice President -- Wordwide
   Substrate Manufacturing
   And Support Services

Timothy J. Gallagher.........      07/01/98        74,480         $5.3475       $ 16.6887     $5.3475    9 years 145 days
   Vice President --
   Product Development

Elizabeth A. Lamb............      07/01/98        92,349         $5.3475       $ 20.0254     $5.3475    8 years 288 days
   Vice President --
   Human Resources

William L. Potts, Jr...........    03/16/89        20 400         $3.2500       $  4.4252     $3.2500    4 years 241 days
   Senior Vice President,          07/01/98       161,820         $5.3475       $ 15.1615     $5.3475    7 years  88 days
   Chief Financial Officer
   and Secretary

Tan Thiam Seng..............       07/01/98        61,507         $5.3475       $ 14.4550     $5.3475    8 years 275 days
   Vice President --
   Penang Operations

Tsutomu T. Yamashita......         03/16/89        14,000         $3.2500       $  4.4196     $3.2500    4 years 313 days
   Vice President -- Research      07/01/98       188,727         $5.3475       $ 17.9698     $5.3475    7 years 235 days
   and Process Development

Sanford Fitch.................     03/16/89        49,082         $3.2500       $  4.3866     $3.2500    4 years  12 days
   Former Vice President
   Chief Financial Officer

Philip Gahr, Sr................    03/16/89        81,750         $3.2500       $  4.4100     $3.2500    4 years 150 days
   Former Vice President
   Operations

Kathryn A. McGann.........         03/16/89        60,000         $3.2500       $  5.0625     $3.2500    4 years 183 days
   Former Vice President
   Human Resources

T. Hunt Payne................      03/16/89        27,000         $3.250        $  4.4375     $3.250     4 years 313 days
   Former Vice President
   Marketing and Sales
-------------------------------- ----------- --------------- -------------- -------------- ----------- -------------------

(1) Table includes two regrant programs available to officers during the past ten fiscal years. For the July 1998 Regrant Program, officers were required to forfeit special options granted to them on October 6, 1997 as a condition of accepting new options. In addition, a one-year exercise hold was imposed on all July 1998 regranted options.
(2) Stephen C. Johnson and Tu Chen were not eligible to participate in the March 1989 Stock Option Regrant Program. Willard L. Kauffman and Sonny S.
     J. Wey, former executive officers named in Grant Table, did not participate in the July 1998 Option Regrant Program.

Officer Loans

         The Company has advanced a total sum of $246,985 to Mr. Bajorek during the 1997 and 1998 fiscal years to finance the cost of his legal fees in connection with a lawsuit brought by his former employer. The advances bear interest at the market rate required under the federal tax laws. The highest amount outstanding under these advances during the 1998 fiscal year was $267,187, and as of March 29, 1999, the amount outstanding was $270,469.

         The Company has advanced a total sum of $233,684 to Mr. Thian H. Tan during the 1998 fiscal year as a personal loan. The advances bear interest at the market rate required under the federal tax laws. The highest amount outstanding under these advances during the 1998 fiscal year was $236,689, and as of March 29, 1999, the amount outstanding was $48,214.

Compliance with Section 16(a) Beneficial Ownership Reporting

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely upon written review of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended January 3, 1999, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent stockholders were met in a timely manner.

                                 OTHER BUSINESS

         The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                              STOCKHOLDER PROPOSALS

         Stockholders of the Company may submit proposals that they believe should be voted upon at the Annual Meeting or nominate persons for election to the Board of Directors. In accordance with the Company's Bylaws and applicable rules under the Securities Exchange Act of 1934, as amended, any such proposal or nomination must be submitted in writing to the Secretary of the Company no later than December 31, 1999. As set forth in the Company's Bylaws, this submission must include certain specified information concerning the proposal or nominee, as the case may be. Proposals or nominations not meeting these requirements will not be entertained at the Annual Meeting. The Secretary should be contacted in writing at the address on the first page of this Proxy Statement to make any submission or to obtain additional information as to the proper form and content of submissions. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regards to the detailed requirements of submitting such a proposal.


                                       By Order of the Board of Directors



                                       TU CHEN
                                       Chairman of the Board

                                                                      APPENDIX A

                               KOMAG, INCORPORATED

                        1988 EMPLOYEE STOCK PURCHASE PLAN

              (Restated June 29, 1992 and Amended January 27, 1994,
            January 22, 1997, January 30, 1998 and February 4, 1999)


       I.         PURPOSE

                  The Komag, Incorporated 1988 Employee Stock Purchase Plan (the "Plan") is intended to provide eligible employees of the Company and one or more of its Corporate Affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a plan designed to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code (the "Code").

      II.         DEFINITIONS

                  For purposes of administration of the Plan, the following terms shall have the meanings indicated:

                  Base Compensation means (i) the regular base earnings paid to a Participant by one or more Participating Companies, before deduction for any contributions made on the Participant's behalf to any Code Section 401(k) Plan maintained by the Company or any Corporate Affiliate. The calculation of Base Compensation may also include, at the discretion of the Plan Administrator exercisable prior to the start of any purchase period, bonuses, overtime pay, shift differentials and other differentials. Base Compensation shall be calculated on the basis of equivalent bi-weekly straight-time hours (up to a maximum of 79.50 hours for three-day shift employees and 80.00 hours for all other employees) multiplied by straight-time rate. In no event shall Base Compensation include any profit-sharing or other non-salary deferral contributions made on the Participant's behalf pursuant to any qualified profit-sharing plan under Code Section 401(a).

                  Board means the Board of Directors of the Company.

                  Company means Komag, Incorporated, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Komag, Incorporated, which shall by appropriate action adopt the Plan.

                  Corporate Affiliate means any company which is either the parent corporation or a subsidiary corporation of the Company (as determined in accordance with Section 424 of the Code), including any parent or subsidiary corporation which becomes such after the Effective Date.

                  Effective Date means, with respect to the 1992 plan restatement, June 29, 1992. However, should any Corporate Affiliate become a Participating Company in the Plan after such applicable date, then such entity shall designate a separate Effective Date with respect to its employee-Participants.

                  Employee means any person who is regularly engaged, for a period of more than 20 hours per week for more than 5 months per calendar year, in the rendition of personal services to the Company or any other Participating Company for earnings considered wages under Section 3121(a) of the Code.

                  Fiscal Quarter means a three-month period corresponding to a fiscal quarter of the Company, based on the Company's 52-53 week fiscal year ending on the Sunday closest to December 31st of each year.

                  Participant means any Employee of a Participating Company actively participating in the Plan.

                  Participating Company means the Company and such Corporate Affiliate or Affiliates as may be designated from time to time by the Board. The Participating Companies in the Plan, as of the Effective Date, are listed in attached Schedule A.


                  Stock means shares of the common stock of the Company.

     III.         ADMINISTRATION

                  (a) The Plan shall be administered by a committee (the "Committee") comprised of at least two non-employee members of the Board appointed from time to time by the Board. The Committee as Plan Administrator shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan.

                  (b) No member of the Committee while serving as such shall be eligible to participate in the Plan.

      IV.         PURCHASE PERIODS

                  (a) Stock shall be offered for purchase under the Plan through a series of successive purchase periods until such time as (i) the maximum number of shares of Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with
Article X or Article XI.

                  (b) The Plan shall be implemented in a series of successive purchase periods, each of such duration (not to exceed six months) as determined by the Plan Administrator prior to the start date of the purchase period. Purchase periods will start, at the Plan Administrator's discretion, either



                                       2.

on the first day or the first Monday of each successive Fiscal Quarter or each alternate successive Fiscal Quarter. Accordingly, either four (4) or two (2) separate purchase periods may commence per Fiscal Year.

                  (c) The Participant shall be granted a separate purchase right for each purchase period in which he/she participates. The purchase right shall be granted on the first day of the purchase period and shall be automatically exercised in (i) successive quarterly installments on the last day of each Fiscal Quarter such purchase right remains outstanding, in the case of a purchase period in which purchases are effected quarterly, or (ii) successive semi-annual installments on the last day of each alternate Fiscal Quarter such purchase right remains outstanding, in the case of a purchase period in which purchases are effected semi-annually.

                  (d) An Employee may participate in only one purchase period at a time. Accordingly, an Employee who wishes to join a new purchase period must withdraw from the current purchase period in which he/she is participating and must also enroll in the new purchase period prior to the commencement date for that period.

                  (e) The acquisition of Stock through participation in the Plan for any purchase period shall neither limit nor require the acquisition of Stock by the Participant in any subsequent purchase period. However, the acquisition of Stock through participation in the Plan for any purchase period shall be counted toward the limitations on the number of purchasable shares as provided in Section VII(b) and the accrual limitations as provided in Section VIII.

                  (f) Under no circumstances shall any purchase rights granted under the Plan be exercised, nor shall any shares of Stock be issued hereunder, until such time as (i) the Plan shall have been approved by the Company's shareholders and (ii) the Company shall have complied with all applicable requirements of the Securities Act of 1933 (as amended), all applicable listing requirements of any securities exchange on which the Stock is listed and all other applicable requirements established by law or regulation.

       V.         ELIGIBILITY AND PARTICIPATION

                  (a) Every Employee of a Participating Company shall be eligible to participate in the Plan on the first day of the first purchase period following the Employee's commencement of service with the Company or any Corporate Affiliate, but in no event shall participation commence prior to the Effective Date.

                  (b) In order to participate in the Plan for a particular purchase period, the Employee must complete the enrollment forms prescribed by the Plan Administrator (including a purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) prior to the commencement date of the purchase period. Such enrollment shall be effective for subsequent, but not overlapping, purchase periods, unless the Employee notifies the Plan Administrator (or its designate) to the contrary prior to the commencement date of any such subsequent purchase period.

                                       3.

                  (c) The payroll deduction authorized by a Participant for purposes of acquiring Stock under the Plan may be any multiple of 1% of the Base Compensation paid to the Participant during the relevant purchase period, up to a maximum of 10%. The deduction rate so authorized shall continue in effect for the entire purchase period and for each subsequent purchase period, unless the Participant shall, prior to the end of the purchase period for which the purchase right is in effect, reduce the rate by filing the appropriate form with the Plan Administrator (or its designate). The reduced rate shall become effective as soon as practicable following the filing of such form. Each Participant shall be permitted such a rate reduction only two (2) times in each purchase period. The reduced rate shall continue in effect for the entire purchase period and for each subsequent purchase period, unless the Participant shall, prior to the commencement of any subsequent purchase period designate a different rate (up to the 10% maximum) by filing the appropriate form with the Plan Administrator (or its designate). The new rate shall become effective for the first purchase period commencing after the filing of such form. Payroll deductions, however, will automatically cease upon the termination of the Participant's purchase right in accordance with Section VII(d) or (e) below.

      VI.         STOCK SUBJECT TO PLAN

                  (a) The Stock purchasable by Participants under the Plan shall, solely in the Board's discretion, be made available from either authorized but unissued Stock or from reacquired Stock, including shares of Stock purchased on the open market. The total number of shares of Stock which may be issued under the Plan shall not exceed 7,400,000 shares (subject to adjustment under Section VI(b)). Such share reserve includes the 2,550,000-share increase authorized by the Board on February 4, 1999, subject to stockholder approval at the 1999 Annual Meeting.

                  (b) In the event any change is made to the Stock purchasable under the Plan by reason of any recapitalization, stock dividend, stock split, combination of shares or other change affecting the outstanding common stock of the Company as a class without receipt of consideration, then appropriate adjustments shall be made by the Plan Administrator to the class and maximum number of shares purchasable under the Plan, the class and maximum number of shares purchasable per Participant under any purchase right outstanding at the time or purchasable per Participant over the term of the Plan, and the class and number of shares and the price per share of the Stock subject to outstanding purchase rights held by Participants under the Plan.

     VII.         PURCHASE RIGHTS

                  An Employee who participates in the Plan for a particular purchase period shall have the right to purchase Stock on the purchase dates designated by the Plan Administrator for such purchase period upon the terms and conditions set forth below and shall execute a purchase agreement embodying such terms and conditions and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

                  (a) Purchase Price. The purchase price per share shall be the lesser of (i) 85% of the fair market value of a share of Stock on the date on which the purchase right is granted or (ii) 85% of the fair market value of a share of Stock on the date the purchase right is exercised. For purposes of determining such fair market value (and for all other valuation purposes under the Plan), the fair market value per share of Stock on any date shall be determined in accordance with the following provisions:

                    (i) If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded on the Nasdaq National Market, the fair market value per share shall be the closing selling price per share of Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no reported closing selling price on the date in question, then the closing selling on the last preceding date for which such quotation exists shall be determinative of fair market value.

                    (ii) If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Stock, as such price is officially quoted on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                  (b) Number of Purchasable Shares. The number of shares purchasable by a Participant on any particular purchase date shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the quarterly or semi-annual period beginning with the start of the purchase period or the most recent purchase date in the same purchase period (whichever is applicable), together with any amount carried over from the preceding purchase date in the same purchase period pursuant to the provisions of Section VII(f), by the purchase price in effect for such purchase date. However, the maximum number of shares purchasable by the Participant on any purchase date shall not exceed 3,000 shares, in the case of a purchase period in which purchases are effected quarterly, or 6,000 shares, in the case of a purchase period in which purchases are effected semi-annually (subject in either instance to adjustment under Section VI(b)). In addition, the maximum number of shares for which purchase rights may in the aggregate be granted to any individual who is subject to the short-swing profit restrictions of the Federal securities laws shall not exceed 50,000 shares (subject to adjustment under Section VI(b)) over the term of the Plan. Accordingly, no such officer or director shall be eligible to receive purchase rights for any purchase period if the number of shares which would otherwise be purchasable by such individual for that purchase period would result in the issuance to such individual of shares of Stock in excess of the maximum number of shares purchasable in the aggregate by such individual over the term of the Plan. Each of the foregoing share-limitations has been adjusted to reflect the two-for-one forward split of the Stock effected on December 21, 1995.

                  Under no circumstances shall purchase rights be granted under the Plan to any

                                       5.

Employee if such Employee would, immediately after the grant, own (within the meaning of Section 424(d) of the Code), or hold outstanding options or other rights to purchase, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its Corporate Affiliates.

                  (c) Payment. Payment for Stock purchased under the Plan shall be effected by means of the Participant's authorized payroll deductions. Such deductions shall begin on the first pay day coincident with or immediately following the commencement date of the relevant purchase period and shall terminate with the pay day ending with or immediately prior to the last day of the purchase period. The amounts so collected shall be credited to the Participant's individual account under the Plan, but no interest shall be paid on the balance from time to time outstanding in the account. The amounts collected from a Participant may be commingled with the general assets of the Company and may be used for general corporate purposes.

                  (d)      Termination of Purchase Rights.

                        (i) A Participant may, prior to any purchase date, terminate his/her outstanding purchase right under the Plan by filing the prescribed notification form with the Plan Administrator (or its designate). The Company will then refund all sums previously collected from the Participant and not previously applied to the purchase of Stock during the purchase period, and no further amounts will be collected from the Participant with respect to the terminated purchase right.

                        (ii) The termination shall be irrevocable with respect to the particular purchase period to which it pertains and shall also require the Participant to re-enroll in the Plan (by making a timely filing of a new purchase agreement and payroll deduction authorization) if the Participant wishes to resume participation in a subsequent purchase period.

                  (e) Termination of Employment. If a Participant ceases Employee status during any purchase period, then the Participant's outstanding purchase right under the Plan shall immediately terminate and all sums previously collected from the Participant and not previously applied to the purchase of stock during such purchase period shall be promptly refunded. However, should the Participant die or become permanently disabled while in Employee status, then the Participant or the person or persons to whom the rights of the deceased Participant under the Plan are transferred by will or by the laws of descent and distribution (the "successor") will have the election, exercisable at any time prior to the purchase date for the quarterly or semi-annual period in which the Participant dies or becomes permanently disabled, to (i) withdraw all the funds in the Participant's payroll account at the time of his/her cessation of Employee status or (ii) have such funds applied to the purchase of shares of Stock on the next purchase date. In no event, however, shall any further payroll deductions be added to the Participant's account following his/her cessation of Employee status.

                  For purposes of the Plan: (a) a Participant shall be considered to be an Employee for so long as such Participant remains in the employ of the Company or any other Participating Company under the Plan and (b) a Participant shall be deemed to be permanently disabled if he/she is unable, by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of at least twelve (12) months, to engage in any substantial gainful employment.

                                       6.

                  (f) Stock Purchase. Outstanding purchase rights shall be automatically exercised in a series of successive installments as provided in
Section IV(c). The exercise shall be effected by applying the amount credited to the Participant's account on the last date of the Fiscal Quarter, in the case of a purchase period in which purchases are effected quarterly, or the last date of the alternate Fiscal Quarter, in the case of a purchase period in which purchases are effected semi-annually, to the purchase of whole shares of Stock (subject to the limitations on the maximum number of purchasable shares set forth in Section VII(b)) at the purchase price in effect for such purchase date. Any amount remaining in the Participant's account after such purchase shall be held for the purchase of Stock on the next quarterly or semi-annual purchase date within the purchase period; provided, however, that any amount not applied to the purchase of Stock at the end of a purchase period shall be refunded promptly after the close of the purchase period, and any amount not applied to the purchase of stock by reason of the Section VII(b) limitations on the maximum number of purchasable shares shall be refunded promptly after the quarterly or semi-annual purchase date.

                  (g) Proration of Purchase Rights. Should the total number of shares of Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and any amounts credited to the accounts of Participants shall, to the extent not applied to the purchase of Stock, be refunded to the Participants.

                  (h) Rights as Shareholder. A Participant shall have no rights as a shareholder with respect to shares covered by the purchase rights granted to the Participant under the Plan until the shares are actually purchased on the Participant's behalf in accordance with Section VII(f). No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

                  A Participant shall be entitled to receive, as soon as practicable after the date of each purchase, stock certificates for the number of shares purchased on the Participant's behalf. Such certificate may, upon the Participant's request, be issued in the names of the Participant and his/her spouse as community property or as joint tenants with right of survivorship.

                  In lieu of delivering a stock certificate to each Participant, the Plan Administrator may, in its discretion, implement a designated broker program and direct the Company to issue a single stock certificate to a broker designated by the Plan Administrator. Such designated broker shall establish an account for each Participant in the Plan and shall effect transfers and sales from such account at the direction of the Participant. To facilitate the designated broker program, the Plan Administrator may require, as a condition to participation in the Plan, that a Participant agree to the issuance of his or her stock certificates directly to the designated broker.

                  (i) Assignability. No purchase rights granted under the Plan shall be assignable or transferable by a Participant except by will or by the laws of descent and distribution, and the purchase rights shall, during the lifetime of the Participant, be exercisable only by such Participant.

                                       7.

                  (j) Merger or Liquidation of Company. In the event the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger or reorganization in which the Company will not be the surviving corporation (other than a reorganization effected primarily to change the State in which the Company is incorporated) or in the event the Company is liquidated, then all outstanding purchase rights under the Plan shall automatically be exercised immediately prior to such sale, merger, reorganization or liquidation by applying all sums previously collected from Participants pursuant to their payroll deductions in effect for such rights to the purchase of whole shares of Common Stock, subject, however, to the applicable limitations of Section VII(b).

    VIII.         ACCRUAL LIMITATIONS

                  (a) No Participant shall be entitled to accrue rights to acquire Stock pursuant to any purchase right under this Plan if and to the extent such accrual, when aggregated with (I) Stock rights accrued under other purchase rights outstanding under this Plan and (II) similar rights accrued under other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company or its Corporate Affiliates, would otherwise permit such Participant to purchase more than $25,000 worth of stock of the Company or any Corporate Affiliate (determined on the basis of the fair market value of such stock on the date or dates such rights are granted to the Participant) for each calendar year such rights are at any time outstanding.

                  (b) For  purposes  of  applying  the  accrual  limitations  of
Section VIII(a), the right to acquire Stock under each purchase right outstanding under the restated Plan shall accrue as follows:

                          - The right to acquire Stock under each such purchase right shall accrue in a series of successive quarterly or semi-annual installments as and when the purchase right first becomes exercisable for each installment as provided in Section IV(c).

                          - No right to acquire Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Stock under that purchase right or any other purchase rights held by the Participant at the rate of $25,000 worth of Stock (based on the fair market value on the date or dates of grant) for each calendar year (or portion thereof) for which such purchase rights have been outstanding.

                          - If by reason of the Section VIII(a) limitations, the Participant's outstanding purchase right does not accrue for a particular purchase date of any purchase period, then the payroll deductions which the Participant made during that quarterly or semi-annual period with respect to such purchase right shall be promptly refunded.

                                       8.

                  (c) In the event there is any conflict between the provisions of this Article VIII and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article VIII shall be controlling.

      IX.         STATUS OF PLAN UNDER FEDERAL TAX LAWS

                  (a) The Plan is designed to qualify as an employee stock purchase plan under Code Section 423. However, the Plan Administrator may, at any time in its discretion, cease to administer the Plan as a qualified employee stock purchase plan under Code Section 423. Accordingly, share purchases effected under the Plan at any time after the Plan ceases to be administered as a qualified employee stock purchase plan under Code Section 423 (whether pursuant to purchase rights granted before or after the Plan ceases to be qualified) shall result in taxable income to each Participant equal to the excess of (i) the fair market value of the purchased shares on the purchase date over (ii) the purchase price paid for such shares.

                  (b) To the extent required by law, the Company's obligation to deliver shares to the Participant upon the exercise of any outstanding purchase right shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

       X.         AMENDMENT AND TERMINATION

                  (a) The Board may from time to time alter, amend, suspend or discontinue the Plan; provided, however, that no such action shall become effective prior to the exercise of outstanding purchase rights at the end of the quarterly or semi-annual period in which such action is authorized; and provided, further, that no such action of the Board may, without the approval of the shareholders of the Company, increase the number of shares issuable under the Plan or the maximum number of shares which any one Participant may purchase during a single purchase period or over the term of the Plan (except for adjustments permitted under Section VI(b)), alter the purchase price formula so as to reduce the purchase price specified in the Plan, otherwise materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

                  (b) The Company shall have the right, exercisable in the sole discretion of the Plan Administrator, to terminate the Plan immediately following the end of a quarterly or semi-annual purchase date. Should the Company elect to exercise such right, then the Plan shall terminate in its entirety, and no further purchase rights shall thereafter be granted, and no further payroll deductions shall thereafter be collected, under the Plan.

      XI.         GENERAL PROVISIONS

                  (a) The Plan was initially adopted by the Board on January 21, 1988 and approved by the stockholders on June 7, 1988. In January 1991, the Board approved a 250,000-share increase in the number of shares of Common Stock issuable under the Plan, and the stockholders approved such



                                       9.

increase in May 1991. The 1992 restatement of the Plan and the 250,000-share increase approved by the Board on January 23, 1992 became effective on the first day of the first purchase period which began after the 1992 Annual Stockholders Meeting. Additional amendments were made to the Plan on January 27, 1994, January 22, 1997, and January 30, 1998 to increase the number of shares of Stock reserved for issuance under the Plan, and the January 1997 amendment also extended the term of the Plan to December 31, 2001. On February 4, 1999, the Board authorized an amendment to the Plan to increase the number of shares of Stock available for issuance hereunder by an additional 2,550,000 shares, subject to stockholder approval at the 1999 Annual Meeting. If such stockholder approval is not obtained, then no purchase rights will be granted under the Purchase Plan on the basis of the 2,550,000-share increase.

                  (b) The provisions of this restated Plan shall apply only to purchase rights exercised under the Plan from and after the Effective Date of such restatement. All exercises effected under the Plan prior to such Effective Date were governed by the terms and conditions of the Plan as in effect on each such exercise date, and nothing in this restated Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of the shares of Common Stock acquired thereunder.

                  (c) The Plan shall terminate upon the earlier of (i) December 31, 2001 or (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan.

                  (d) All costs and expenses incurred in the administration of the Plan shall be paid by the Company.

                  (e) Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Plan Administrator, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in the employ of the Company or any of its Corporate Affiliates for any period of specific duration, and such person's employment may be terminated at any time, with or without cause.

                  (f) The provisions of the Plan shall be governed by the laws of the State of California.


                                      10.

                                   Schedule A

                           Companies Participating in
                        1988 Employee Stock Purchase Plan

                             As of February 4, 1999


                               Komag, Incorporated

                         Komag Material Technology, Inc.

                          Komag U.S.A. (Malaysia) Sdn.

                            Komag Asia Pacific, Inc.




                                      11.

                                                                      APPENDIX B

                               KOMAG, INCORPORATED

                         RESTATED 1987 STOCK OPTION PLAN

                  (Amended and Restated through April 16, 1999)


                                   ARTICLE ONE

                               GENERAL PROVISIONS


     I.   PURPOSES OF THE PLAN

                  This Restated 1987 Stock Option Plan (the "Plan") is intended to promote the interests of Komag, Incorporated, a Delaware corporation (the "Corporation"), by providing a method whereby eligible individuals may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation and continue to render services to the Corporation (or its parent or subsidiary corporations).

     II.  STRUCTURE OF THE PLAN

A. Option Programs. The Plan shall be divided into two separate components: the Discretionary Option Grant Program described in Article Two and the Automatic Option Grant Program described in Article Three. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, each eligible member of the Corporation's Board of Directors (the "Board") will automatically receive an option grant to purchase shares of Common Stock in accordance with the provisions of Article Three.

                  B. General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles One and Four of the Plan shall apply to the Discretionary Option Grant Program and the Automatic Option Grant Program and shall accordingly govern the interests of all individuals under the Plan.

     III. ADMINISTRATION OF THE PLAN

          A. The Discretionary Option Grant Program shall be administered by one or more committees comprised of Board members. The primary committee (the "Primary Committee") shall be comprised of two or more non-employee Board members and shall have sole and exclusive authority to grant stock options and stock appreciation rights under the Discretionary Option Grant Program to officers and employee-directors of the Corporation subject to the short-swing profit restrictions of the Federal securities laws. Stock options may be granted under the Discretionary Option Grant Program to all other eligible employees and consultants by either the Primary Committee or a second committee comprised of two or more employee-Board members (the "Secondary Committee"). The members of the Primary Committee and the Secondary Committee shall each serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

          B. Subject to the limited authority provided the Secondary Committee to effect option grants in accordance with the provisions of paragraph III.A of this Article One, the Primary Committee shall serve as the Plan Administrator and shall have full power and authority (subject to the express provisions of the Discretionary Option Grant Program) to establish such rules and regulations as it may deem appropriate for the proper administration of such program and to make such determinations under the program and any outstanding option as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties with an interest in the Plan or any outstanding option under this Discretionary Option Grant Program.

          C. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the express terms and conditions of Article Three.

     IV.  ELIGIBILITY FOR OPTION GRANTS

          A.  The  persons   eligible  to  receive   options   pursuant  to  the
Discretionary Option Grant Program under Article Two of the Plan shall be

               - those key employees (including officers and directors) of the Corporation (or its parent or subsidiary corporations) who render services which tend to contribute materially to the success of the Corporation (or its parent or subsidiary corporations) or which may reasonably be anticipated to contribute materially to the future success of the Corporation (or its parent or subsidiary corporations),



                                      2.

               - non-employee Board members who render valuable services to the Corporation (or its parent or subsidiary corporations), and

               - those independent contractors and consultants who provide valuable services to the Corporation (or its parent or subsidiary corporations).

     B. Non-employee Board members shall also be eligible to receive automatic option grants under the provisions of Article Three.


     C. The Plan Administrator shall have full authority to select the eligible individuals who are to receive option grants under the Plan, the number of shares to be covered by each granted option, whether such option is to be an incentive stock option ("Incentive Option") which satisfies the requirements of
Section 422 of the Internal Revenue Code or a non-statutory option ("Non-Statutory Option") not intended to meet such requirements, the time or times at which such option is to become exercisable and the maximum term for which the option is to be outstanding.

     D. For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

          Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a parent corporation of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.



                                       3.

     V.  STOCK SUBJECT TO THE PLAN

          A. The stock issuable under the Plan shall be shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of shares which may be issued over the term of the Plan shall not exceed 18,140,000 shares (subject to adjustment from time to time in accordance with paragraph V.D of this Article One).

          B. In no event any one individual participating in the Plan be granted stock options and separately exercisable stock appreciation rights for more than 3,000,000 shares of Common Stock (as adjusted for the December 1995 split) in the aggregate over the remaining term of the Plan, subject to adjustment from time to time in accordance with paragraph V.D of this Article One. For purposes of such limitation, no stock options or stock appreciation rights granted prior to January 1, 1994 shall be taken into account.

          C. Should an option be terminated for any reason prior to exercise in whole or in part, the shares subject to the portion of the option not so exercised shall be available for subsequent option grants under this Plan. In addition, unvested shares issued under the Plan and subsequently repurchased by the Corporation at the original exercise price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. However, shares subject to any option or portion thereof cancelled in accordance with paragraph IV of Article Two or paragraph III of Article Three and shares repurchased by the Corporation pursuant to its repurchase rights under the Plan shall not be available for subsequent option grants under the Plan.


                                       4.

          D. In the event any change is made to the Common Stock issuable under the Plan (whether by reason of (i) merger, consolidation or reorganization or (ii) recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other similar change affecting the outstanding Common Stock as a class without receipt of consideration), then unless such change results in the termination of all outstanding options pursuant to the provisions of paragraph III of Articles Two and Three of the Plan, appropriate adjustments shall be made to (i) the aggregate number and/or class of shares issuable under the Plan, (ii) the maximum number and/or class of shares for which stock options and separately exercisable stock appreciation rights may be granted to any one participant in the aggregate after December 31, 1993, (iii) the number and/or class of shares and price per share in effect under each outstanding option under the Discretionary Option Grant Program, (iv) the number and/or class of shares per non-employee Board member for which automatic option grants are subsequently to be made under the Automatic Option Grant Program, and (v) the number and/or class of shares and price per share of the Common Stock in effect under each automatic grant outstanding under the Automatic Option Grant Program. The purpose of such adjustments to the outstanding options shall be to preclude the enlargement or dilution of rights and benefits under such options.


                                       5.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

     VI.  TERMS AND CONDITIONS OF OPTIONS

          Options granted pursuant to this Article Two shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees may only be granted Non-Statutory options. The granted options shall be evidenced by instruments in such form as the Plan Administrator shall from time to time approve; provided, however, that each such instrument shall comply with and incorporate the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of paragraph II of this Article Two.

          A. Option Price.

               1. The option price per share shall be fixed by the Plan Administrator. In no event, however, shall the option price per share be less than one hundred percent (100%) of the fair market value per share of Common Stock on the date of the option grant.

               2. The option price shall become immediately due upon exercise of the option and shall, subject to the provisions of paragraph VI of this Article Two and the instrument evidencing the grant, be payable as follows:

                    (i) full payment in cash or check drawn to the Corporation's order;

                    (ii) full  payment  in shares  of Common  Stock  held by the optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at fair market value on the Exercise Date (as such term is defined below) equal to the option price; or

                    (iii) full payment through a combination of shares of Common
               Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at fair market value on the Exercise Date and cash or check, equal in the aggregate to the option price.

                                       6.

                    (iv) to the  extent  the  option  is  exercised  for  vested shares, the option price may also be paid through a broker-dealer sale and remittance procedure pursuant to which the optionee shall provide irrevocable instructions to (I) a
               Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, an amount equal to the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation by reason of such purchase and (II) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm.

                           For  purposes of this  subparagraph  2, the  Exercise
Date shall be the date on which notice of the exercise of the option is delivered to the Corporation. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.


               3. The fair market value of a share of Common Stock on any relevant date under subparagraph 1 or 2 above (and for all other valuation purposes under the Plan) shall be determined in accordance with the following provisions:

                    (i) If the Common  Stock is at the time traded on the Nasdaq
               National Market, then the fair market value shall be the closing sales price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing sales price for the Common Stock on the date in question, then the fair market value shall be the closing sales price on the last preceding date for which such quotation exists.

                    (ii) If the Common Stock is at the time listed on either the
               New York Stock Exchange or the American Stock Exchange, then the fair market value shall be the closing sales price per share of Common Stock on the date in question on such exchange, as such price is officially quoted in the composite tape of transactions on that exchange. If there is no closing sales price for the Common Stock on the date in question, then the fair market value shall be the closing sales price on the last preceding date for which such quotation exists.



                                       7.

          B. Term and Exercise of Options.

          Each option granted under this Article Two shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing such option; provided, however, that no option granted under this Article Two shall have a maximum term in excess of ten (10) years from the grant date.

          C. Limited Transferability of Options.

          During the lifetime of the optionee, the option shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee otherwise than by will or by the laws of descent and distribution following the optionee's death. However, the Plan Administrator may grant one or more Non-Statutory Options under this Article Two which may, in connection with the optionee's estate plan, be assigned in whole or in part during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

          D. Termination of Service.

               1. Should an optionee cease to remain in Service for any reason (including death, permanent disability or retirement at or after age 65) while the holder of one or more outstanding options granted to such optionee under the Plan, then such option or options shall not (except to the extent otherwise provided pursuant to paragraph VII below) remain exercisable for more than a twelve (12)-month period (or such shorter period as is determined by the Plan Administrator and set forth in the option agreement) following the date of cessation of Service; provided, however, that under no circumstances shall any such option be exercisable after the specified expiration date of the option term. Except to the extent otherwise provided pursuant to subparagraph I.D.4 below, each such option shall, during such twelve (12)-month or shorter period, be exercisable for any or all vested shares for which that option is exercisable on the date of such cessation of Service. Upon the expiration of such twelve
(12)-month or shorter period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable for any such vested shares for which the option has not been exercised. However, the option shall, immediately upon the optionee's cessation of Service, terminate and cease to be outstanding with respect to any option shares in which the optionee is not otherwise at that time vested or for which the option is not otherwise at that time exercisable.



                                       8.

               2. Should the optionee die while in Service, or cease to remain in Service and thereafter die while the holder of one or more outstanding options under the Plan, each such option may be exercised by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution but, except to the extent otherwise provided pursuant to subparagraph I.D.4 below, only to the extent of the number of vested shares (if any) for which the option is exercisable on the date of the optionee's death. Such exercise must be effected prior to the earlier of (i) the first anniversary of the date of the optionee's death or (ii) the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate and cease to be exercisable.

               3. If (i) the optionee's Service is terminated for cause (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement or any unauthorized disclosure or use of confidential information or trade secrets) or (ii) the optionee makes or attempts to make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, then in any such event all outstanding options granted the optionee under the Plan shall terminate and cease to be exercisable immediately upon such cessation of Service or (if earlier) upon such unauthorized use or disclosure of confidential or secret information or attempt thereat.

               4. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at the time the optionee dies, retires at or after age 65, or ceases to remain in Service, to establish as a provision applicable to the exercise of one or more options granted under the Plan that during the limited period of exercisability following death, retirement at or after age 65, or cessation of Employee status as provided in subparagraph I.D.1 or I.D.2 above, the option may be exercised not only with respect to the number of vested shares for which it is exercisable at the time of the optionee's cessation of Service, but also with respect to one or more subsequent installments in which the optionee would have otherwise vested had such cessation of Service not occurred.



                                       9.

               5. For purposes of the foregoing provisions of this paragraph I.D (and all other provisions of the Plan),

                    - The optionee shall be deemed to remain in the Service of the Corporation for so long as such individual renders services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the Board or an independent consultant or advisor.

                    - The optionee shall be considered to be an Employee for so long as such individual remains in the employ of the Corporation or one or more of its parent or subsidiary corporations, subject to the control and direction of the employer not only as to the work to be performed but also as to the manner and method of performance.

          D. Stockholder Rights.

          An option holder shall have none of the rights of a stockholder with respect to any shares covered by the option until such individual shall have exercised the option, paid the option price and been issued a stock certificate for the purchased shares. No adjustment shall be made for dividends or distributions (whether paid in cash, securities or other property) for which the record date is prior to the date the stock certificate is issued.

          E. Repurchase Rights.

          The shares of Common Stock acquired upon the exercise of options granted under this Article Two may be subject to repurchase by the Corporation in accordance with the following provisions:

          The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Article Two. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.



                                      10.

          All of the Corporation's outstanding repurchase rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction under paragraph III of this Article Two, except to the extent: (i) any such repurchase right is to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          The  Plan  Administrator  shall  have  the  discretionary   authority,
exercisable either before or after the optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the optionee under this Article Two and thereby accelerate the vesting of such shares in connection with the optionee's cessation of Service.

     VII. INCENTIVE OPTIONS

          The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as "non-qualified" or "non-statutory" options when issued under the Plan shall not be subject to such terms and conditions:

          A. Option Price. The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date of grant.

          B. Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of grant) of the shares of Common Stock for which one or more options granted to any employee under the Plan (or any other option plan of the Corporation or any parent or subsidiary corporation) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                                      11.

          C. 10% Stockholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.

                  Except as modified by the preceding provisions of this paragraph II, the provisions of Articles One, Two and Four of the Plan shall apply to all Incentive Options granted hereunder.

     VIII. CORPORATE TRANSACTIONS

          A.  In  the  event  of  any  of  the  following   stockholder-approved
transactions (a "Corporate Transaction"):

               (i) a merger or acquisition in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Corporation's incorporation,

               (ii)  the  sale,   transfer  or  other   disposition  of  all  or
          substantially all of the assets of the Corporation, or

               (iii) any reverse merger in which the Corporation is the surviving entity,

          then each option outstanding under this Article Two shall automatically become exercisable, during the five (5) business day period immediately prior to the specified effective date for the Corporate Transaction, with respect to the full number of shares of Common Stock purchasable under such option and may be exercised for all or any portion of such shares as fully vested shares of Common Stock. An outstanding option under the Plan shall not be so accelerated, however, if and to the extent (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof or (ii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of grant.

          B. Immediately following the consummation of the Corporate Transaction, all outstanding options under the Plan shall, to the extent not previously exercised or assumed by the successor corporation or its parent company, terminate and cease to be exercisable.

                                      12.

          C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issuable, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of Common Stock as are subject to such option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

          D. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain subject to the applicable limitations of paragraph II.B.

          E. Option grants under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IX. STOCK APPRECIATION RIGHTS

          A. Officers and non-employee Board members of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under this Article Two. Upon the occurrence of a Hostile Take-Over effected at any time after the Corporation's outstanding Common Stock is registered under Section 12(g) of the Exchange Act, each outstanding option with such a limited stock appreciation right shall automatically be cancelled and the optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the cancelled option (whether or not the option is otherwise at the time exercisable for such shares) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be made within five
(5) days following the consummation of the Hostile Take-Over. The Plan Administrator shall pre-approve, at the time the limited right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section IV. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option cancellation and cash distribution.

                                      13.

          B. For purposes of paragraph IV.A, the following definitions shall be in effect:

                    A Hostile Take-Over shall be deemed to occur in the event any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer which the Board does not recommend the Corporation's stockholders to accept.

                    The Take-Over Price per share shall be deemed to be equal to the greater of (a) the fair market value per share on the date of cancellation, as determined pursuant to the valuation provisions of subparagraph I.A.3, or (b) the highest reported price per share paid in effecting such Hostile Take-Over. However, if the cancelled option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

          C. The shares of Common Stock subject to any option cancelled for an appreciation distribution pursuant to this paragraph V shall not be available for subsequent option grant under the Plan.

     X.  EXTENSION OF EXERCISE PERIOD

          The Plan Administrator shall have full power and authority, exercisable from time to time in its sole discretion, to extend, either at the time the option is granted or at any time while such option remains outstanding, the period of time for which the option is to remain exercisable following the optionee's cessation of Service or death from the twelve (12)-month or shorter period set forth in the option agreement to such greater period of time as the Plan Administrator shall deem appropriate; provided, however, that in no event shall such option be exercisable after the specified expiration date of the option term.


                                      14.

                                  ARTICLE THREE

                         AUTOMATIC OPTION GRANT PROGRAM


     XI.  ELIGIBILITY

          The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three shall be limited to the following:

               (i) each individual serving as a non-employee member of the Board on January 24, 1995, the effective date of this Automatic Option Grant Program (the "Effective Date"); and

               (ii) each individual who is first appointed or elected as a non-employee Board member at any time after the Effective Date.

     XII.  TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

          A. Grant Dates. Option grants will be made under this Article Three on the dates specified below:

               (i) Each individual who first becomes a non-employee Board member at any time after the Effective Date, whether through election at an Annual Stockholders Meeting or through appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a Non-Statutory Option to purchase 30,000 shares of Common Stock upon the terms and conditions of this Article Three. The size of such grant has been adjusted to reflect the two-for-one split of the Common Stock which occurred in December 1995, but then reduced by twenty-five percent (25%) to effect a net adjustment on a 1.5-for-one basis.

               (ii) On the date of each Annual Stockholders Meeting, beginning with the 1999 Annual Stockholders Meeting, each individual who is at the time elected or reelected as a non-employee member of the Board shall receive an additional grant of a Non-Statutory Option under the Plan to purchase 12,000 shares of the Common Stock, provided such individual has been a member of the Board for at least six (6) months.

                                      15.

                  The applicable 30,000-share and 12,000-share limitations on the automatic option grants to be made to non-employee Board members under this Article Three shall be subject to periodic adjustment pursuant to the applicable provisions of paragraph V.C of Article One.

          B. Exercise Price. The exercise price per share shall be equal to one hundred percent (100%) of the fair market value per share of Common Stock on the automatic grant date.

          C. Payment.

               The exercise price shall be payable in one of the alternative forms specified below:

                    (i) full payment in cash or check made payable to the Corporation's order;

                    (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at fair market value on the Exercise Date (as such term is defined below); or

                    (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at fair market value on the Exercise Date and cash or check payable to the Corporation's order.

                    (iv) the option price may also be paid through a broker-dealer sale and remittance procedure pursuant to which the optionee shall provide irrevocable instructions to (I) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, an amount equal to the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation by reason of such purchase and (II) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm.



                                      16.

                  For purposes of this subparagraph, the Exercise Date shall be the date on which notice of the option exercise is delivered to the Corporation, and the fair market value per share of Common Stock on any relevant date shall be determined in accordance with the provisions of paragraph I.A.3 of Article Two. Except to the extent the sale and remittance procedure specified above is utilized for the exercise of the option, payment of the exercise price for the purchased shares must accompany such notice.

          D. Option Term. Each automatic grant under this Article Three shall have a maximum term of ten (10) years measured from the automatic grant date.

          E. Exercisability. The initial 30,000-share automatic grant made to each newly-elected or newly-appointed non-employee Board member shall become exercisable for the option shares in four (4) installments as follows:

                    (i) The option shall become exercisable for twenty-five percent (25%) of the option shares upon the completion of twelve (12) months of Board service measured from the automatic grant date.

                    (ii) The option shall become exercisable for an additional twenty-five percent (25%) of the option shares upon the completion of twenty-four (24) months of Board service measured from the automatic grant date.

                    (iii) The option shall become exercisable for an additional twenty-five percent (25%) of the option shares upon the completion of thirty-six (36) months of Board service measured from the automatic grant date.

                    (iv) The option shall become exercisable for the final twenty-five percent (25%) of the option shares upon the completion of forty-eight (48) months of Board service measured from the automatic grant date.

                           The  annual  12,000-share  option  grant made to each
re-elected non-employee Board member shall become exercisable for all the option shares upon the optionee's completion of twelve (12) months of Board service measured from the automatic grant date.



                                      17.

               As the option becomes exercisable for one or more installments of the option shares, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the expiration or sooner termination of the option term. The option, however, shall not become exercisable for any additional option shares following the optionee's cessation of Board service, except to the extent the option is otherwise to become exercisable in accordance with the provisions of paragraph III of this Article Three.

          F. Limited Transferability of Options. During the lifetime of the optionee, the option shall only be exercisable by the optionee and shall not be assignable or transferable by the optionee otherwise than by will or the by the laws of descent and distribution following the optionee's death. However, each option granted under this Automatic Option Grant Program on or after the date of the 1999 Annual Stockholders Meeting shall be assignable in whole or in part by the optionee during his or her lifetime, but only to the extent such assignment is made in connection with the optionee's estate plan to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

          G. Effect of Termination of Board Membership.

               1. Should the optionee cease to be a Board member for any reason (other than death) while holding an automatic option grant under this Article Three, then such optionee shall have a six (6)-month period following the date of such cessation of Board membership in which to exercise such option for any or all of the shares of Common Stock for which the option is exercisable at the time the optionee ceases service as a Board member.

               2. Should the  optionee  die while  serving as a Board  member or during the six (6)-month period following his or her cessation of Board service, then the option may subsequently be exercised, for any or all of the shares of Common Stock for which the option is exercisable at the time of the optionee's cessation of Board membership, by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution. Any such exercise must, however, occur within twelve (12) months after the date of the optionee's death.



                                      18.

               3. In no event shall any automatic grant under this Article Three remain exercisable after the specified expiration date of the ten (10)-year option term. Upon the expiration of the applicable exercise period in accordance with subparagraphs 1 and 2 above or (if earlier) upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be exercisable.


          H. Stockholder Rights. The holder of an automatic option grant under this Article Three shall have no stockholder rights with respect to any shares covered by such option until such individual shall have exercised the option, paid the exercise price for the purchased shares and been issued a stock certificate for such shares.


          I. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the prototype Non-statutory Stock Option Agreement attached as Exhibit A to the Plan.


XIII. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

          A. In connection with any Corporate Transaction (as such term is defined in paragraph III of Article Two, above), the exercisability of each automatic option grant outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. Upon the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).



                                      19.

          B. In connection with any Change in Control of the Corporation, the exercisability of each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. For purposes of this Article Three, a Change in Control shall be deemed to occur in the event:

                    (i) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer; or

                    (ii) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

          C. Upon the occurrence of a Hostile Take-Over, each automatic option grant which has been outstanding under this Article Three shall automatically be cancelled in return for a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the cancelled option (whether or not the option is otherwise at the time exercisable for such shares) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be made within five (5) days following the consummation of the Hostile Take-Over. Stockholder approval of this 1999 restatement of the Plan shall constitute pre-approval of each option subsequently granted with such an automatic cancellation provision and the subsequent cancellation of that option in accordance with the terms and provisions of this paragraph III.C. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option cancellation and cash distribution.

          D. For purposes of this Article Three, Hostile Take-Over shall have the meaning assigned to such term in paragraph V.B of Article Two. The Take-Over Price per share shall be deemed to be equal to the greater of (a) the fair market value per share on the date of cancellation, as determined pursuant to the valuation provisions of paragraph I.A.3 of Article Two, or (b) the highest reported price per share paid in effecting such Hostile Take-Over.

          E. The shares of Common Stock subject to each option cancelled in connection with the Hostile Take-Over shall not be available for subsequent issuance under this Plan.

          F. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.



                                      20.

                                  ARTICLE FOUR

                                  MISCELLANEOUS

     XIV.  AMENDMENT OF THE PLAN

          The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification shall, without the consent of the holders, adversely affect rights and obligations with respect to options at the time outstanding under the Plan. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

     XV.  EFFECTIVE DATE AND TERM OF PLAN

          A. The Corporation's 1983 Stock Option Plan was initially adopted by the Board of Directors in October 1983 and approved by the Corporation's stockholders in November 1983. In January 1987, the Plan was renamed the Komag, Incorporated 1987 Stock Option Plan. The Board then amended the Plan in May 1987 and such amendment was approved by the stockholders at the Annual Meeting held in May 1987. The Plan was subsequently amended and restated by the Board in December 1987 and January 1988, respectively, and such restatement and amendments were approved by the stockholders at the Annual Meeting held in June of 1988. The Plan was further amended by the Board in January 1991 and the amendment was approved by the stockholders in May 1991. The January 23, 1992 restatement of the Plan, together with the 1,000,000 share increase, was approved by the Board on January 23, 1992 and became effective on such date. The stockholders approved the January 23, 1992 restatement on May 21, 1992. On January 27, 1994, the Board adopted an amendment which increased the number of shares of Common Stock issuable under the Plan by an additional 1,000,000 shares. The increase was approved by the stockholders at the 1994 Annual Meeting.

          B. On January 24, 1995, the Board approved an amendment to the Plan to effect the following changes to the Automatic Option Grant Program: (i) increase the number of shares subject to the initial automatic option grant made to newly-elected or newly-appointed non-employee Board members from 3,500 shares to 20,000 shares per individual; (ii) increase the number of shares subject to the annual automatic option grant made to each re-elected non-employee Board member from 3,500 shares to 5,000 shares; and (iii) adjust the vesting schedule in effect for each such annual 5,000-share grant to provide for full vesting upon completion of one (1) year of Board service rather than annual vesting over a four (4)-year period. The amendments to the Automatic Option Grant Program were approved by the stockholders at the 1995 Annual Meeting.

          C. In January 1996 the Board approved an amendment to the Plan to (i) eliminate the discretion of the Plan Administrator to grant options under the Discretionary Option Grant Program with an exercise price per share less than 100% of the fair market value per share of Common Stock on the grant date, (ii) eliminate the loan provisions of the Plan pursuant to which one or more holders of options under the Discretionary Option Grant Program would have otherwise had the opportunity to finance the exercise of those options through the delivery of full-recourse promissory notes, (iii) increase the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 3,000,000 shares and (iv) adjust the number of shares granted to non-employee Board members. The clause (iii) and (iv) amendments were approved by the stockholders at the 1996 Annual Meeting.



                                      21.

          D. In March 1997 the Board amended and restated the Plan to effect the following revisions: (i) increase the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 2,500,000 shares, (ii) render the non-employee Board members eligible to receive option grants under the Discretionary Option Grant Program, (iii) allow unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise price or issue price paid per share to be reissued under the Plan, (iv) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator and (v) effect a series of additional changes to the provisions of the Plan (including the stockholder approval requirements) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities Exchange Act of 1934, as amended, which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The 1997 restatement of the Plan was approved by stockholders at the 1997 Annual Meeting.


          E. On April 16, 1999, the Board amended and restated the Plan to effect an increase in the number of stock options granted to re-elected non-employee Board members under the Automatic Grant Program from 7,500 to 12,000 shares annually. The 1999 restatement of the Plan is subject to approval by stockholders at the 1999 Annual Meeting.

          F. The special sale and remittance procedure for the exercise of outstanding options under the Plan, which was approved by the Board in January 1991, shall be in effect for all options outstanding as of January 24, 1991 which already include such procedure as a method of exercise and for all options granted after January 24, 1991. In addition, such procedure shall be available for all non-qualified options currently held by officers and directors which do not otherwise include such procedure and for any disqualifying dispositions of Incentive Option shares effected after January 24, 1991.


          G. The provisions of each restatement and amendment of the Plan apply only to stock options and stock appreciation rights granted under the Plan from and after the effective date of such restatement or amendment. All stock options and stock appreciation rights issued and outstanding under the Plan immediately prior to such effective date shall continue to be governed by the terms and conditions of the Plan (and the respective instruments evidencing each such option or stock appreciation right) as in effect on the date each such option or stock appreciation right was previously granted, and nothing in any such restatement or amendment shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options or stock appreciation rights with respect to their acquisition of shares of Common Stock under such options or their exercise of such stock appreciation rights.


          H. Unless sooner terminated in accordance with paragraph III of Articles Two and Three, the Plan shall terminate upon the earlier of (i) January 22, 2002 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise or surrender of options granted hereunder. If the date of termination is determined under clause (i) above, then options outstanding on such date shall not be affected by the termination of the Plan and shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

          I. Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided (i) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such option and is thereafter submitted to the Corporation's stockholders for approval and (ii) each option so granted is not to become exercisable, in whole or in part, at any time prior to the obtaining of such stockholder approval.

                                      22.

     XVI.  USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

     XVII. TAX WITHHOLDING

          The Corporation's obligation to deliver shares or cash upon the exercise or surrender of any option granted under the Discretionary Option Grant Program shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

     XVIII.  NO EMPLOYMENT/SERVICE RIGHTS

          Neither the action of the Corporation in establishing or restating the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the restated Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.


     XIX.  REGULATORY APPROVALS

          The implementation of the Plan, the granting of any option hereunder, and the issuance of stock upon the exercise or surrender of any such option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the stock issued pursuant to it.



                                      23.

                                                                      APPENDIX C


                               KOMAG, INCORPORATED

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           OF KOMAG INCORPORATED FOR THE ANNUAL MEETING, MAY 25, 1999

The undersigned hereby appoints STEPHEN C. JOHNSON and TU CHEN, or either of them, as lawful agents and proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Komag, Incorporated (the Company) to be held on May 25, 1999, and at any adjournments or postponements thereof, on all matters properly coming before said Annual Meeting, including but not limited to the matters set forth on the reverse side.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. Your proxy cannot be voted unless you sign, date and return this card or follow the instructions for telephone or Internet voting, if provided.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR proposals 1 - 5, and will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE


The Board of Directors recommends a vote FOR each of Proposals 1 - 5.

VOTE ON DIRECTORS:

1)       Proposal to elect nine directors to a one-year term.  Nominees:
         01)   Tu Chen                                         [_]       FOR            [_] WITHHELD
         02)   Stephen C. Johnson                                        ALL                FROM ALL
         03)   Chris A. Eyre                                             NOMINEES           NOMINEES
         04)   Irwin Federman
         05)   George A. Neil
         06)   Max Palevsky
         07)   Michael R. Splinter                             [_]    _______________________________
         08)   Anthony Sun                                              FOR ALL NOMINEES EXCEPT AS
         09)   Masayoshi Takebayashi                                           NOTED ABOVE


VOTE ON PROPOSALS:

2)   Proposal to amend the Company's 1988 Employee Stock Purchase Plan    FOR     AGAINST    ABSTAIN
     to increase the number of shares of Common Stock available for       [_]       [_]        [_]
     issuance by 2,550,000 shares.

3)   Proposal to renew the approval of the sale and issuance by the       FOR     AGAINST    ABSTAIN
     Company of up to $250 million of Common Stock or securities          [_]       [_]        [_]
     convertible into Common Stock in private transactions from time to time until October 1, 2000 at a price below book value but at or above the then current market price of the Common Stock.

4)   Proposal to amend the Company's Restated 1987 Stock Option Plan      FOR     AGAINST    ABSTAIN
     to increase the number of stock options to be granted to             [_]       [_]        [_]
     re-elected non-employee directors under the Automatic Option Grant
     Program from 7,500 to 12,000 shares annually.

5)   Proposal to ratify the appointment of Ernst & Young LLP as           FOR     AGAINST    ABSTAIN
     independent auditors of the Company for the fiscal year ending       [_]       [_]        [_]
     January 2, 2000.

Please mark, sign, date and return this proxy card promptly, using the enclosed envelope.


The signer hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy
Statement dated April 16, 1999.

The signer hereby revokes all proxies heretofore given by the signer to vote at said Annual Meeting and any adjournments or postponements thereof.

____________________________   _______       ______________________________    ____
Signature                      Date          Signature (Joint Owner)           Date

NOTE:     Please sign exactly as name appears herein.  When signing as attorney, executor, administrator, trustee or guardian, or in any other representative capacity, please give full title as such, and sign your own name as
well.   Joint owners should each sign.